Exhibit 99.3

Dated May 5, 2011

COMPOSITE GUARANTEE AND DEBENTURE

between

(1) Those companies listed in Schedule 1 (each Original Chargors)

(2) GCP VIII LLC (as the Agent)

Hill Dickinson LLP 50 Fountain Street Manchester M2 2AS Ref: PK/1124462.1 www.hilldickinson.com

THIS COMPOSITE GUARANTEE AND DEBENTURE is dated on May 5, 2011

BETWEEN

(1)

THOSE COMPANIES LISTED IN SCHEDULE 1 (Original Chargors); and

(2)

GCP VIII LLC a Delaware corporation whose registered office is at 61 Paine Avenue, New Rochelle, NY 10804 as agent for and on behalf of the Secured Parties (Agent)

WHEREAS:

A

The Parent has agreed to issue Senior Secured Original Issue Discount Convertible Debentures of up to USD$5,000,000 to the Secured Parties.

B

The Original Chargors, have agreed to execute this composite guarantee and debenture in favour of the Agent (acting on behalf of the Secured Parties) as security for the loan stock payments.

C

The Agent has agreed, pursuant to the terms of the US Securities Agreement, to act as Agent on behalf of the other Secured Parties pursuant to the terms of the US Securities Agreement.

IT IS AGREED

DEFINITIONS AND INTERPRETATION

1.1

Definitions

In this Deed:

Account has the meaning given to it in clause 3.4.8;

Accounting Principles means generally accepted accounting principles in the United Kingdom including the international accounting standards within the meaning of IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements;

Additional Chargor means a company which creates Security over its assets in favour of the Agent by executing a Deed of Accession;

Authorisation means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation or registration, or any other similar permission;

Business Day means a day (other than a Saturday or Sunday) on which banks are open for general business in London;

CA1985 means the Companies Act 1985;

CA2006 means the Companies Act 2006;

              Certificate of Title means any report on or certificate of title relating to the Property supplied to the Agent by a Chargor (or on its behalf);

Chargor means the Original Chargors or an Additional Chargor;

Chattels has the meaning given to it in clause 3.4.4;

Collection Account means, in respect of a Chargor, such Account or Accounts as the Chargor and the Agent may agree in writing from time to time;

Debts has the meaning given to it in clause 3.4.7;

Deed of Accession means a deed in the form set out in schedule 7 (Form of Deed of Accession) by which a person will become a party to this Deed as a Chargor and a Guarantor;

Deed of Priority means the deed of priority dated on or about the date of this Deed between (inter alia) the Parent and the Agent;

Direction has the meaning given to it in clause 10.1.4;

Documents mean the Transaction Documents and the Security Documents;

              Environment means all of the air, water and land, including (without limitation) the air within buildings and other natural or man-made structures above or below ground, ground and surface water, and surface and sub-surface soil;

              Environmental Law means all applicable statutes, treaties, regulations, directives or similar measures relating to the pollution or protection of the Environment that affect the Secured Assets;

              Environmental Licence means any authorisation required by an Environmental Law in respect of any of the Secured Assets;

Event of Default means any of the following events or circumstances:

(a)

an event of default, howsoever described, under any Transaction Document; or

(b)

an Obligor does not comply with any provision of the Documents unless the failure to comply is capable of remedy and is remedied within 7 Business Days of the earlier of:

(i)

the Agent giving notice to the Parent; and

(ii)

the Parent or an Obligor becoming aware of the failure to comply;

Finance Lease means any lease or hire purchase contract which would, in accordance with the Accounting Principles, be treated as a finance or capital lease;

Financial Indebtedness means any indebtedness for or in respect of:

(a)

monies borrowed and debit balances at banks or other financial institutions;

(b)

acceptance under any acceptance credit or bill discounting facility (or dematerialised equivalent);

(c)

any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;

(d)

any Finance Leases;

(e)

receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis and meet any requirement for de-recognition under the Accounting Principles);

(f)

any Treasury Transaction (and, when calculating the value of that Treasury Transaction, only the marked to market value (or, if any actual amount is due as a result of the termination or close-out of that Treasury Transaction, that amount) shall be taken into account);

(g)

any counter-indemnity obligation in respect of a guarantee, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution in respect of (i) an underlying liability of an entity which is not a member of the Group which liability would fall within one of the other paragraphs of this definition or (ii) any liabilities of any member of the Group relating to any post-retirement benefit scheme;

(h)

any amount raised by the issue of redeemable shares which are redeemable (other than at the option of the issuer) before the final maturity date of the Secured Obligations or are otherwise classified as borrowings under the Accounting Principles;

(i)

any amount of any liability under an advance or deferred purchase agreement if (i) one of the primary reasons behind entering into the agreement is to raise finance or to finance the acquisition or construction of the asset or service in question or (ii) the agreement is in respect of the supply of assets or services and payment is due more than 90 days after the date of supply;

(j)

any amount raised under any other transaction (including any forward sale or purchase sale and sale back or sale and leaseback agreement) having the commercial or economic effect of a borrowing or otherwise classified as borrowings under the Accounting Principles and

(k)

the amount of any liability in respect of any guarantee for any of the items referred to in paragraphs (a) to (j) (inclusive);

Financial Year means the annual accounting period of the Group;

Fire Safety Order means the Regulatory Reform (Fire Safety) Order 2005 and all regulations, guidance, measures and notices issued under it;

Fixtures means in respect of any Secured Property, all fixtures and fittings (including trade fixtures and fittings) and fixed plant and machinery now or at any time after the date of this Deed on that Secured Property;

Floating Charge Assets means all the assets and undertaking from time to time subject to the floating charge created under clause 3.5;

Group means the Parent and each of its Subsidiaries for the time being;

Guarantor means a company which grants a guarantee in favour of the Agent under this Deed or by executing a Deed of Accession;

Insurance Policies means, in respect of a Chargor, all policies of insurance present and future in which it has an interest;

Intellectual Property means:

(a)

any patents, trade marks, service marks, designs, business names, copyrights, database rights, design rights, domain names, moral rights, inventions, confidential information, know-how and other intellectual property rights and interests (which may now or in the future subsist), whether registered or unregistered;

(b)

the benefit of all applications and rights to use such assets of each member of the Group (which may now or in the future subsist); and

(c)

the Specified Intellectual Property;

Investments means any shares, stocks, debenture security, securities, bonds and investments of any type (other than the Subsidiary Shares) whatever, including but not limited to, negotiable instruments, certificates of deposit, eligible debt securities, interests in collective investment schemes, or other investments referred to in section 22 of, and as defined in Part II of Schedule 2 to, the Financial Services and Markets Act 2000 and Part III of

the Financial Services and Markets Act 2000 (Regulated Activities) Order 2001, whether certificated or uncertificated, physical or dematerialised, registered or unregistered, held by the relevant Chargor or by a trustee or clearance system or nominee;

Legal Reservations means:

(a)

the principle that equitable remedies may be granted or refused at the discretion of a court and the limitation of enforcement by laws relating to insolvency, reorganisation and other laws generally affecting the rights of creditors; and

(b)

the time barring of claims under the Limitation Acts, the possibility that an undertaking to assume liability for or indemnify a person against non-payment of UK stamp duty may be void and defences of set-off or counterclaim;

Obligors means the Chargors and the Guarantors;

Occupational Lease means, in respect of a Chargor, a lease of a Secured Property in respect of which it is landlord;

Parent means Four Rivers BioEnergy Inc., a company incorporated in the state of Nevada in the United States of America;

Party means a party to this Deed;

Permitted Disposal means:

(a)

means any sale, lease, licence, transfer or other disposal which, except in the case of paragraph (ii), is on arm's length terms:

(i)

of trading stock (which is not the subject of any Security in favour of the Agent or which is the subject of a floating charge only in favour of the Agent) or cash made by any member of the Group in the ordinary course of trading of the disposing entity;

(ii)

of any asset (other than any shares, business, Real Property or Intellectual Property) by a member of the Group (Disposing Company) to another member of the Group (Acquiring Company), but if:

(A)

the Disposing Company is an Obligor, the Acquiring Company must also be an Obligor;

(B)

the Disposing Company had given Security over the asset, the Acquiring Company must give equivalent

Security over that asset in form and substance satisfactory to the Agent; and

(C)

the Disposing Company is a Guarantor, the Acquiring Company must be a Guarantor guaranteeing at all times an amount no less than that   guaranteed by the Disposing Company;

(iii)

of assets (other than any shares, business, Real Property or Intellectual Property and other assets which are subject to a fixed charge in favour of the Agent) in exchange (within 30 days or such longer period as the Agent may agree) for other assets comparable or superior as to type, value or quality;

(iv)

of obsolete or redundant vehicles, plant and equipment for cash not included under paragraph (vi) below;

(v)

of assets (other than shares, businesses, Real Property or Intellectual Property and other assets which are subject to a fixed charge in favour of the Agent) for cash where the higher of the market value or the net consideration receivable in respect of such asset (when aggregated with the higher of the market value or the net consideration receivable for any other sale, lease, licence, transfer or other disposal of an asset not allowed under the preceding paragraphs) does not exceed £10,000 (or its equivalent) in any Financial Year;

(vi)

of assets disposed of on an arms length basis for cash  providing such assets:

(A)

are only part of the ongoing process of stripping and selling Excess Infrastructure at the Properties. In this context Excess Infrastructure means those parts of the existing development on the Properties which are not required for any of the purposes set out in clause 10.1.5.1. and, in particular, include any infrastructure that is released from the scrapping and sale of buildings, plant and infrastructure which are identified by the red shading shown on the drawing of the industrial site located on the Properties, which is set out in Schedule 8;

(B)

the disposals referred to at (A) above, in an aggregate amount shall not exceed a cumulative cash value of $600,000 in respect all such disposals without prior written consent of the Agent;

Permitted Security means:

(a)

The composite guarantee and debenture dated 6 April 2009 executed by the Original Chargors listed 1 to 6 in Schedule 1 in favour of the Parent;

(b)

any lien arising by operation of law and in the ordinary course of trading and not as a result of any default or omission by any member of the Group;

(c)

any netting or set-off arrangement entered into by any member of the Group in the ordinary course of its banking arrangements for the purpose of netting debit and credit balances of members of the Group but only so long as (i) such arrangement does not permit credit balances of Obligors to be netted or set off against debit balances of members of the Group which are not Obligors and (ii) such arrangement does not give rise to other Security over the assets of Obligors in support of liabilities of members of the Group which are not Obligors;

(d)

any Security arising under any retention of title, hire purchase or conditional sale arrangement or arrangements having similar effect in respect of goods supplied to a member of the Group in the ordinary course of trading and on the supplier's standard or usual terms and not arising as a result of any default or omission by any member of the Group;

(e)

any Security arising as a consequence of any finance or capital lease; and

(f)

any Security permitted by the Agent in writing;

Planning Acts means the Town and Country Planning Acts 1990, the Planning (Listed Buildings and Conservation Areas) Act 1990, the Planning (Hazardous Substances) Act 1990, the Planning (Consequential Provisions) Act 1990, the Planning and Compensation Act 1991, the Planning and Compulsory Purchase Act 2004 and any regulations or subordinate legislation made under any of the foregoing and any other statute or regulation governing or controlling the use or development of land and buildings;

Premises means any building on a Secured Property;

Proceeds means all receipts, revenues and/or recoveries made by the Agent pursuant to, or upon the enforcement of, any Document and the Supporting Documents after deducting (to the extent not already deducted) all sums which the Agent is required by the terms of that Document and the Supporting

Documents or by applicable law to pay to any other person before distributing any such receipts or recoveries to the Agent;

Properties mean the freehold or leasehold properties (whether registered or unregistered) listed in schedule 2 (Properties);

Receiver means any receiver, manager or administrative receiver appointed by the Agent in respect of any Chargor or any of the Secured Assets;

Related Rights means, in respect of any Investment or Subsidiary Share:

(a)

all monies paid or payable in respect of that Investment or Subsidiary Share (whether as income, capital or otherwise)

(b)

all shares, investments or other assets derived from that Investment or Subsidiary Share; and

(c)

all rights derived from or incidental to that Investment or Subsidiary Share.

Relevant Agreement means each agreement designated as a Relevant Agreement by the Agent in writing;

Relevant Policies means all Insurance Policies (other than policies in respect of third party liability) together with all monies payable in respect of those policies;

Secured Assets means, in respect of any Chargor, all of its assets and undertaking the subject of any Security created by, under or supplemental to this Deed in favour of the Agent;

Secured Obligations means, in respect of any Chargor, all monies and liabilities now or after the date of this Deed due, owing or incurred by that Chargor to the Agent under the Documents (or any of them) in any manner and in any currency or currencies and whether present or future, actual or contingent, whether incurred solely or jointly with any other person and whether as principal or surety, together with all interest accruing on such monies and liabilities and all costs, charges and expenses incurred by the Agent under any Document, except for any obligation which, if it were included here, would constitute unlawful financial assistance or its equivalent in any other jurisdiction;

Secured Parties means the holders of the Senior Secured Original Issue Discount Convertible Debentures, their endorsees, transferees and assigns;

Secured Property means at any time the Properties and all other freehold, leasehold or commonhold property which is subject to any Security created by, under or supplemental to this Deed;

Security means a mortgage, charge (whether fixed or floating, legal or equitable), pledge, lien, assignment or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect;

Security Documents means this Deed, any Deed of Accession entered into by an Additional Chargor and any other document creating Security in favour of the Agent granted by the Chargors or any of them;

Security Period means the period starting on the date of this Deed and ending on the date on which the Agent is satisfied that all the Secured Obligations have been unconditionally and irrevocably paid and discharged in full and no further Secured Obligations are capable of being outstanding;

Senior Secured Original Issue Discount Convertible Debentures means the senior secured original issue discount convertible debentures of up to USD$5,000,000 issued by the Parent to the Secured Parties;

Specified Intellectual Property means UK Patent No 2423088 “Impurity Removal from Liquids Using Nitrogen” owned by BF IP SPV Limited;

Subsidiary means a subsidiary undertaking within the meaning of section 1162 of CA2006;

Subsidiary Shares means, in respect of a Chargor, all shares present and future held by it in its Subsidiaries (including those listed in schedule 3 (Subsidiary Shares));

Supporting Documents means this Deed and any legal or other opinion or other report held or obtained by the Agent in connection with this Deed or any other Document;

Tax means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same);

Transaction Documents means the:

(a)

US Securities Purchase Agreement;

(b)

US Securities Agreement;

(c)

US Common Stock Purchase Warrant;

(d)

Senior Secured Original Issue Discount Convertible Debentures;

(e)

US Subsidiary Guarantee; and

(f)

Deed of Priority.

and any other document providing for the payment of any amount by any member of the Group to the Agent;

Treasury Transaction means any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price;

US Common Stock Purchase Warrant means the common stock purchase warrant issued or to be issued by the Parent to any warrant holder;

US Subsidiary Guarantee means the subsidiary guarantee executed or to be executed by, inter alia, the Original Chargors in favour of the Secured Parties;

US Securities Agreement means the securities agreement dated on or about the date of this Deed between the Parent, each of the Original Chargors and the Secured Parties;

US Securities Purchase Agreement means the securities agreement dated on or about the date of this Deed between the Parent, the Original Obligors, the Agent and the Secured Parties; and

              Valuation means any valuation relating to the Property supplied to the Agent by a Chargor (or on its behalf).

1.2

Interpretation

1.2.1

In this Deed the term dispose includes any sale, lease, licence, transfer or loan.

1.2.2

Unless a contrary indication appears, a reference in this Agreement to:

1.2.2.1

the Parent, the Agent, any Chargor, any Party, any Secured Party or any other person shall be construed so as to include its successors in title, permitted assigns, endorsees and permitted transferees;

1.2.2.2

assets includes present and future properties, revenues and rights of every description (including any right to receive such revenues);

1.2.2.3

a Document, or any other agreement or instrument is a reference to that Document or other agreement or instrument as amended, novated, supplemented or restated (however fundamentally) or replaced;

1.2.2.4

guarantee means (other than in clause 14) any guarantee, letter of credit, bond, indemnity or similar assurance against loss, or any obligation, direct or indirect, actual or contingent, to purchase or assume any indebtedness of any person or to make an investment in or loan to any person or to purchase assets of any person where, in each case, such obligation is assumed in order to maintain or assist the ability of such person to meet its indebtedness;

1.2.2.5

indebtedness includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

1.2.2.6

a person includes any individual person, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium or partnership (whether or not having separate legal personality) or any other entity or body of any description;

1.2.2.7

a regulation includes any regulation, rule, official directive, request or guideline (whether or not having the force of law but if not having the force of law, then being a type with which persons to which it applies customarily comply) of any governmental, intergovernmental or supranational body, agency, department or of any regulatory, self-regulatory or other authority or organisation;

1.2.2.8

a provision of law is a reference to a provision, of any treaty, legislation, regulation, decree, order or by-law and any secondary legislation enacted under a power given by that provision, as amended, applied or re-enacted or replaced (whether with or without modification) whether before or after the date of this Agreement;

1.2.2.9

any provision in the CA1985 should be treated (where and when applicable) as being a reference to the corresponding provision (or provisions) that most nearly corresponds to it in the CA2006 or in any subordinate legislation made under the CA2006;

1.2.2.10

a time of day is a reference to London time;

1.2.2.11

sterling and £ shall be construed as a reference to the lawful currency of the United Kingdom;

1.2.2.12

a representation in clause 11 being qualified by the term so far as it is aware, or reference is made to any belief or opinion of it, shall be construed such that:

1.2.2.12.1

the awareness of an Obligor includes all knowledge and information of each member of the management (in each case having made due and diligent enquiry); and

1.2.2.12.2

the belief or opinion of an Obligor includes the belief and opinion of each member of the management.

1.3

Third party rights

1.3.1

Unless expressly provided to the contrary in any Document, a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or enjoy the benefit of any term of this Deed or any other Document issued or entered into under or in connection with it but this does not affect any right or remedy of a third party which exists or is available apart from the Contracts (Rights of Third Parties) Act 1999.

1.3.2

Unless expressly provided to the contrary in this Deed or any other Document the consent of any person who is not a Party is not required to rescind or vary this Deed or any Document entered into under or in connection with it.

1.4

Administration

1.4.1

Any reference in this Deed, or any other Document entered into under or in connection with it, to the making of an administration order shall be treated as including a reference to the appointment of an administrator under paragraph 14 (by the holder of a qualifying floating charge in respect of a Chargor's assets) or 22 (by a Chargor or the directors of a Chargor) of Schedule B1 to the Insolvency Act 1986 or any steps taken toward such order or appointment.

1.4.2

Any reference in this Deed or any other Document entered into under or in connection with it, to making an application for an administration order by petition shall be treated as including a reference to making an administration application to the court under Schedule B1 to the Insolvency Act 1986, appointing an administrator under paragraph 14 or 22 of that Schedule, or giving notice under paragraph 15 or 26 of that Schedule of intention to appoint an administrator or any steps taken towards such application or notice.

1.5

Incorporated terms

The terms of the Documents and of any side letters relating to the Documents and the Secured Obligations are incorporated into this Deed to the extent required for any purported disposition of any Secured Assets contained in this Deed to be a valid disposition in accordance with section 2(1) of the Law of Property (Miscellaneous Provisions) Act 1989.

1.6

Clawback

              If the Agent considers that an amount paid in respect of the Secured Obligations are capable of being avoided or otherwise set aside on the liquidation or administration of the Parent, Chargor or otherwise, then that amount shall not be considered to have been irrevocably paid for the purposes of this legal mortgage.

1.7

Nature of security over real property

              A reference in this legal mortgage to a charge or mortgage of or over the Property includes:

1.7.1

all buildings and fixtures and fittings (including trade and tenant's fixtures and fittings) and fixed plant and machinery which are situated on or form part of the Property at any time;

1.7.2

the proceeds of sale of any part of the Property and any other monies paid or payable in respect of or in connection with the Property;

1.7.3

the benefit of any covenants for title given, or entered into, by any predecessor in title of the Chargor in respect of the Property and any monies paid or payable in respect of those covenants; and

1.7.4

all rights under any licence, agreement for sale or agreement for lease in respect of the Property.

1.8

Deed of Priority

This Deed is subject to the terms of the Deed of Priority.

COVENANT TO PAY

2.1

Covenant to Pay

              Each Chargor, as principal obligor and not merely as surety, covenants in favour of the Agent that it will pay and discharge the Secured Obligations from time to time when they fall due.

2.2

Default interest

2.2.1

Any amount which is not paid under this Deed when due shall bear interest (both before and after judgment and payable on demand) from the due date until the date on which such amount is unconditionally and irrevocably paid and discharged in full on a daily basis at the rate and in the manner agreed in the Transaction Documents under which such amount is payable.

2.2.2

Default interest will accrue from day to day and will be compounded at such intervals as the Agent states are appropriate.

CHARGING PROVISIONS

3.1

General

All Security created by a Chargor under clauses 3.2 to 3.5 inclusive is:

3.1.1

a continuing security for the payment and discharge of the Secured Obligations;

3.1.2

granted with full title guarantee;

3.1.3

granted in respect of all the right, title and interest (if any), present and future, of that Chargor in and to the relevant Secured Asset; and

3.1.4

granted in favour of the Agent.

3.2

First legal mortgages

Each Chargor charges by way of first legal mortgage:

3.2.1

the Properties;

3.2.2

all other interests and estates in freehold, leasehold or commonhold property,

and, in each case, all Premises and Fixtures on such property for the time being.

3.3

Assignments

3.3.1

Each Chargor assigns:

3.3.1.1

the Relevant Agreements to which it is a party; and

3.3.1.2

the Relevant Policies to which it is a party.

3.3.2

Each Chargor shall remain liable to perform all its obligations under the Relevant Agreements and the Relevant Policies to which it is a party.

3.3.3

Notwithstanding the other terms of this clause 3.3, prior to the occurrence of an Event of Default which is continuing, each Chargor may, subject to the other terms of the Documents, continue to exercise all and any of its rights under and in connection with the Relevant Agreements.

3.4

First fixed charges

Each Chargor charges by way of first fixed charge:

3.4.1

all other interests and estates in any freehold, leasehold or commonhold property;

3.4.2

the proceeds of sale of its Secured Property and all licences to enter on or use any Secured Property;

3.4.3

the benefit of all other agreements, instruments and rights relating to its Secured Property;

3.4.4

all plant, machinery, vehicles, computers, office and other equipment, all furniture, furnishings, equipment and tools and any removals or replacement of them, (together Chattels) present and future and the benefit of all contracts, licences, warranties, maintenance contracts relating to them and any renewals and replacements of them;

3.4.5

the Subsidiary Shares together with all Related Rights;

3.4.6

the Investments together with all Related Rights;

3.4.7

all book and other debts due to the relevant Chargor and their proceeds (both collected and uncollected) (together Debts) and all rights, guarantees, security or other collateral in respect of the Debts (or any of them) and the benefit of any judgment or order to pay a sum of money and all rights to enforce the Debts (or any of them);

3.4.8

all monies from time to time standing to the credit of each account held by the relevant Chargor with any bank, building society, financial institution or other person (each an Account);

3.4.9

all its Intellectual Property and in respect of the Specified Intellectual Property which is not capable of being charged (whether by reason of lack of consent or otherwise) the charge purported to be effected by this clause 3.4.9 shall operate as a charge over any and all damages, compensation, remuneration, profit, rent or income which any Chargor may derive from such Specified Intellectual Property or be awarded or entitled to in respect of such Specified Intellectual Property as continuing security for the payment, discharge and performance of the Secured Obligations;

3.4.10

all its goodwill and uncalled capital;

3.4.11

the benefit of all Authorisations held or utilised by it in connection with its business or the use of any of its assets and the right to recover and receive compensation payable in respect of any of them; and

3.4.12

to the extent that any legal mortgage in clause 3.2 or any assignment in clause 3.3 is ineffective as a legal mortgage or an assignment (as applicable), the assets referred to in that clause.

3.5

Floating charge

Each Chargor charges by way of first floating charge all its assets and undertaking wherever located both present and future other than any assets effectively charged by way of legal mortgage or fixed charge or assigned under clauses 3.2, 3.3 or 3.4.

3.6

Qualifying floating charge

This Deed contains a qualifying floating charge and paragraph 14 of Schedule B1 to the Insolvency Act 1986 applies to the floating charge created by or under this Deed.

3.7

Conversion of floating charge to a fixed charge

The Agent may at any time by notice in writing to any Chargor convert the floating charge created under clause 3.5 into a fixed charge as regards any Floating Charge Asset as it shall specify in the notice if:

3.7.1

an Event of Default is continuing; or

3.7.2

in the opinion of the Agent that Floating Charge Asset is in danger of being seized or any legal process or execution is being enforced against that Floating Charge Asset.

3.8

Automatic conversion of floating charge to a fixed charge

If (unless permitted in writing by the Agent or expressly permitted under the terms of any Document):

3.8.1

a Chargor creates or attempts to create any Security over any of its Floating Charge Assets (other than Permitted Security);

3.8.2

any person levies or attempts to levy any distress, attachment, execution or other legal process against any Floating Charge Asset; or

3.8.3

any corporate action, legal proceedings or other procedures or steps are taken for the winding up, dissolution, administration or reorganisation of any Chargor,

the floating charge created by this Deed will automatically and immediately without notice be converted into a fixed charge over the relevant assets or, in the circumstances described in clause 3.8.3, over all of the Floating Charge Assets.

3.9

Small company moratorium

Where a Chargor is an eligible company within the meaning of paragraphs 2 to 4 (inclusive) of Schedule A1 to the Insolvency Act 1986, then the obtaining of a moratorium, including any preliminary decision, or investigation in terms of paragraph 43 of Schedule A1 to the Insolvency Act 1986 shall not cause the floating charge created by this Deed to crystallise into a fixed charge, nor cause restrictions which would not otherwise apply to be imposed on the disposal of its property and assets by that Chargor.

CONTINUING SECURITY AND RECOURSE

4.1

Continuing security

The Security constituted by this Deed shall be continuing security and shall remain in full force and effect regardless of any intermediate payment or discharge by any Chargor or any other person of the whole or any part of the Secured Obligations.

4.2

Recourse

The Security constituted by this Deed:

4.2.1

is in addition to any other Security which the Agent may hold at any time for the Secured Obligations (or any of them); and

4.2.2

may be enforced without first having recourse to any other rights of the Agent.

NEGATIVE PLEDGE

5.1

No Chargor shall create or permit to subsist any Security over any of its assets.

5.2

No Chargor shall:

5.2.1

sell, transfer or otherwise dispose of any of its assets on terms whereby they are or may be leased to or re-acquired by a Chargor or any other member of the Group;

5.2.2

sell, transfer or otherwise dispose of any of its receivables on recourse terms;

5.2.3

enter into any arrangement under which money or the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts; or

5.2.4

enter into any other preferential arrangement having a similar effect,

in circumstances where the arrangement or transaction is entered into primarily as a method of raising Financial Indebtedness or of financing the acquisition of an asset.

5.3

Clauses 5.1 and 5.2 do not apply to any Security or arrangement which is Permitted Security.

5.4

The Agent acknowledges that the Chargors are likely, during the Security Period, to wish to raise additional borrowings from third parties, to be secured on specific assets of the Chargors.  The Agent acknowledges that the Chargors’ most likely funding requirements will be:

5.4.1

finance secured against receivables;

5.4.2

finance secured against stocks of materials required to operate the proposed fuel plants (includes stocks of by-products from the Chargors’ processes);

5.4.3

finance secured against renewable obligation certificates and/or cash generated from the such renewable obligation certificates;

5.4.4

finance secured against specific modular items of plant and equipment required to expand the Chargors’ production capacity after the date of this Deed; and

5.4.5

debt finance for the acquisition of companies and businesses after the date of this Deed.

5.5

The Agent hereby agrees that upon request by a Chargor for consent to the creation of Security in favour of third parties for the purposes set out in clause 5.4 above, it will consider such request in a timely manner and will not unreasonably withhold or delay its consent to the creation of such Security, which the Parties recognise may be subject to further conditions to be agreed between them at that time.

RESTRICTIONS ON DISPOSALS

6.1

No Chargor shall enter into a single transaction or a series of transactions (whether related or not) and whether voluntary or involuntary to sell, lease, transfer or otherwise dispose of any Secured Assets.

6.2

Clause 6.1 does not apply to any Permitted Disposal.

FURTHER ASSURANCE

7.1

Each Chargor shall promptly do all such acts and execute all such documents (including assignments, transfers, mortgages, charges, notices and instructions) as the Agent may reasonably specify (and in such form as the Agent may reasonably require) in favour of the Agent or its nominee(s):

7.1.1

to create, perfect, protect and maintain the Security created or intended to be created under or evidenced by this Deed or for the exercise of any rights, powers and remedies of the Agent provided by or pursuant to this Deed or by law;

7.1.2

to confer on the Agent Security over any property and assets of that Chargor located in any jurisdiction equivalent or similar to the Security intended to be conferred by or pursuant to this Deed; and/or

7.1.3

(if an Event of Default is continuing) to facilitate the realisation of the assets which are, or are intended to be, the subject of the Security created by or under this Deed.

7.2

Each Chargor shall take all such action as is available to it (including making all filings and registrations) as may be necessary for the purpose of the creation, perfection, protection or maintenance of any Security conferred or intended to be conferred on the Agent by or pursuant to this Deed.

7.3

Any document required to be executed by a Chargor under this clause 7 will be prepared at the cost of that Chargor.

LAND REGISTRY

8.1

Application for restriction

8.1.1

In relation to land and buildings situated in England and Wales title to which is registered or is to be registered at the Land Registry, each Chargor consents to the following application being made to the Chief Land Registrar for registration of a restriction on the register of title of all present and future registered freehold, leasehold or commonhold property of that Chargor (and any unregistered properties subject to compulsory first registration at the date of this Deed):

              "No disposition of the registered estate by the proprietor of the registered estate [or by the proprietor of any registered charge, not being a charge registered before the entry of this restriction] is to be registered without a written consent signed by the proprietor for the time being of the charge dated [◆     ] in favour of [◆     ] referred to in the charges register."

8.1.2

Each Chargor confirms that insofar as any of its Secured Property is unregistered, such land is not affected by any disclosable overriding interests within the meaning of the Land Registration Act 2002 or the Land Registration Rules 2003.

8.2

Tacking and further advances

The Agent is, subject to the terms of the Transaction Documents, under an obligation to make further advances to the Borrower and this security has been made for securing such further advances.  The Agent and each Chargor by this Deed consent to an application being made to the Chief Land Registrar to enter a note of such obligation on the register of title to all present and future registered property of that Chargor (and any unregistered properties subject to compulsory first registration at the date of this Deed).

NOTICES OF ASSIGNMENTS AND CHARGES

9.1

Relevant Agreements

9.1.1

Each Chargor which is party to a Relevant Agreement shall upon the occurrence of an Event of Default give notice in the form specified in part 1 (Form of notice of assignment) of schedule 4 to the other parties to each Relevant Agreement that the Chargor has assigned to the Agent all its right, title and interest in that Relevant Agreement.

9.1.2

The relevant Chargor shall use reasonable endeavours to procure that the recipient of each such notice acknowledges that notice in substantially the form specified in part 2 (Form of acknowledgement) of schedule 4 within 5 Business Days of that notice being given.

9.2

Insurance Policies

9.2.1

Each Chargor which is an insured party under a Relevant Policy shall give notice in the form specified in part 1 (Form of notice of assignment) of schedule 5 to each insurer under each Relevant Policy that the Chargor has assigned to the Agent all its right, title and interest in that Relevant Policy.

9.2.2

The relevant Chargor shall give the notices referred to in clause 9.2.1 on the occurrence of an Event of Default.

9.2.3

The relevant Chargor shall use reasonable endeavours to procure that the recipient of each such notice acknowledges that notice in substantially the form specified in part 2 (Form of acknowledgement) of schedule 5 within 5 Business Days of that notice being given.

9.3

Charge over accounts

9.3.1

Each Chargor holding an Account shall give notice in the form specified in part 1 (Form of notice of charge) of schedule 6 to the financial institution at which such Account is held that the Chargor has created a fixed charge over the balance standing to the credit of that Account.

9.3.2

The relevant Chargor will give the notices referred to in clause 9.3.1 on the occurrence of an Event of Default.

9.3.3

The relevant Chargor shall use reasonable endeavours to procure that the recipient of each such notice acknowledges that notice substantially in the form specified in part 2 (Form of acknowledgement) of schedule 6 within 5 Business Days of that notice being given.

9.4

Tangible assets

Within 5 Business Days of request by the Agent, each Chargor will affix to, and maintain in a visible place on each of its Chattels specified in such request the value of which exceeds £5,000, a notice in the following terms:

"Notice of Charge

This ♦ and all additions to it and ancillary equipment are subject to a first fixed charge in favour of [Agent details]".

The relevant Chargor shall not conceal, alter or remove such notice or permit it to be concealed, altered or removed.

9.5

Register of Trade Marks

Each Chargor as registered proprietor hereby appoints the Agent as its agent to apply for the particulars of this Deed and the interest of the Agent in the Intellectual Property and any other or future trade marks or trade mark applications registered or to be registered in the United Kingdom in the name of that Chargor, to be made on the Register of Trade Marks under section 25(1) of the Trade Marks Act 1994.  Each Chargor hereby agrees to execute all documents and forms required to enable such particulars to be entered on the Register of Trade Marks.

UNDERTAKINGS

Each Chargor undertakes to the Agent in accordance with this clause 10.  The undertakings in this clause 10 shall remain in force during the Security Period.

10.1

Real property

10.1.1

Access

It will permit the Agent and such person or persons as the Agent shall nominate at all reasonable times and on reasonable notice to enter on any part of its Secured Property.

10.1.2

Repair

10.1.2.1

It shall keep its Secured Property in good and substantial repair and condition and decorative order.

10.1.2.2

It shall repair any defect or damage to any of its Secured Property promptly and if it fails to do so the Agent may, but shall not be obliged to, do so.

10.1.3

Planning

It shall not do or allow or omit to be done anything which may infringe or contravene the Planning Acts affecting its Secured Property, nor make any application for the grant of planning permission within the meaning of the Planning Acts without the prior written consent of the Agent.

10.1.4

Planning directions

10.1.4.1

Within 5 Business Days of receipt by it of any notice or order (Direction) served on or issued to it by any local or other authority (whether under the Planning Acts or otherwise) in respect of any part of its Secured Property, it shall give full particulars of the Direction to the Agent and, if so requested by the Agent, produce the Direction or a copy of it to the Agent.

10.1.4.2

It shall advise the Agent of all steps taken or proposed to be taken by it from time to time to comply with the terms of the Direction.

10.1.4.3

It shall take all necessary steps to comply with the Direction.

10.1.4.4

It shall at the request of the Agent (but at the cost of the Chargor) make or join with the Agent in making such objections, representations against, appealing against or in respect of any proposal contained in the Direction as the Agent shall deem expedient in order to protect the interests of the Agent.

10.1.5

Development

10.1.5.1

It shall not carry out any development (as defined in the Planning Acts) on any part of its Secured Property without the prior written consent of the Agent, save for (i) any further development aimed at completing the waste to energy plant located on the Properties; (ii) any development aimed at expanding its capacity to produce renewable electricity and/or fuels; (iii) any development to enable handling, storing, processing and producing feedstocks (including without limitation used cooking oils and crushed virgin oils) and (iv) any development to enable storage and handling of fuels and other outputs from the energy, fuel and production processes.

10.1.5.2

It shall not change the use of any part of its Secured Property without the prior written consent of the Agent other than in respect of any of the developments described in clause 10.1.5.1.

10.1.6

Future acquisitions and legal mortgage

It shall:

10.1.6.1

notify the Agent immediately of its intention to acquire any freehold, leasehold or other interest in property including the proposed date of such acquisition (and for the purposes of this clause 10.1.6 the date of exchange of contracts for such an acquisition shall be deemed the date of acquisition);

10.1.6.2

at its cost, execute and deliver to the Agent on demand, a legal mortgage (in form and substance satisfactory to the Agent and in substantially the same terms as this Deed) in favour of the Agent of any freehold or leasehold or other interest in property which becomes vested in it after the date of this Deed;

10.1.6.3

obtain any consents required for the Security referred to in this clause 10.1.6; and

10.1.6.4

if applicable procure that notice of this Deed is noted in the appropriate manner on the title to any property which becomes vested in it after the date of this Deed.

10.1.7

Deposit of title deeds

It shall deposit with the Agent all deeds and documents to title relating to its Secured Property.

10.1.8

Outgoings

It will punctually pay and indemnify the Agent and any Receiver against all present and future rents, rates, taxes, assessments and outgoings of whatsoever nature imposed on or payable in respect of its Secured Property or any part of it or payable by the owner or occupier of it.

10.1.9

Investigation of title

On request by the Agent, it shall grant the Agent or its advisers (at the cost of the Chargor) all facilities within its power to enable the Agent or its advisers or delegates to carry out such investigations of title to and enquiries into its Secured Property or other Secured Assets as may be carried out by a prudent mortgagee or chargee.

10.1.10

Notices

              It will deliver to the Agent promptly a certified true copy of any statutory or other notice including any notice issued under the Fire Safety Order, in respect of the Secured Property.

10.1.11

Environment

It shall:

10.1.11.1

properly discharge all duties of care and responsibility placed upon it by Environmental Law and comply with the terms of any Environmental Licences;

10.1.11.2

observe and perform all the requirements of Environmental Law; and

10.1.11.3

apply for all Environmental Licences and use best endeavours to obtain such Environmental Licences.

10.1.12

Conduct of the Business on the Property

              It shall carry on its trade and business on those parts (if any) of the Property as are used for the purposes of trade or business in accordance with the standards of good management from time to time current in such trade or business.

10.1.13

Inspection

               It shall permit the Agent and any Receiver and any person appointed by either of them to enter on and inspect the Property on reasonable prior notice.

10.2

Leases

10.2.1

Lease and covenant compliance

It shall:

10.2.1.1

perform all the terms on its part contained in any lease or agreement for lease under which it holds an interest in a Secured Property or to which any of its Secured Property is subject;

10.2.1.2

properly perform (and indemnify the Agent and each Receiver for any breach of) any covenants and stipulations of whatsoever nature affecting any of its Secured Property;

10.2.1.3

not make any election or take any other action so as to alter the treatment of any Occupational Lease for the purposes of value added tax;

10.2.1.4

not, without the prior written consent of the Agent, serve notice on any former tenant under any Occupational Lease under section 17(2) of the Landlord and Tenant (Covenants) Act 1995 or on any guarantor of any such former tenant under section 17(3) of that act; and

10.2.1.5

immediately notify the Agent of any notice received by it under section 146 of the Law of Property Act 1925 or any proceedings commenced or steps taken against it for the forfeiture of any lease under which it holds an interest in a Secured Property.

10.2.2

Landlord's consent

If under the terms of any lease under which it holds an interest in any Secured Property, the Chargor is not permitted to charge its interest in such Secured Property without the consent of the landlord:

10.2.2.1

it undertakes promptly to make an application for landlord’s consent to the creation of the fixed charge contained in clause 3.4 and any charge to be created under clause 7, shall use all reasonable endeavours to obtain such consent as soon as possible and shall keep the Agent informed of the progress of its negotiations with such landlord;

10.2.2.2

subject to clause 10.2.2.3:

10.2.2.2.1

no breach of any representation in the Documents shall by virtue of the Chargor’s failure to have obtained such landlord’s consent; and

10.2.2.2.2

if the landlord indicates in writing that it proposes to commence, or commences an action of forfeiture of the lease, the Agent shall release from such fixed charge, the relevant Chargor’s interest in the lease;

10.2.2.3

clause 10.2.2.2 shall only apply where the relevant Chargor has complied with its obligations under clause 10.2.2.1, but the landlord has not given the consent requested of it;

10.2.2.4

upon receipt by the Agent of evidence in writing of the consent of the landlord to the creation and existence of the fixed charge over the Chargor’s interest in such lease, clause 10.2.2.2 shall cease to apply in respect of the relevant Secured Property.

10.2.3

No variation to lease

It shall not without the prior written consent of the Agent alter or vary or agree to alter or vary the terms of any lease under which it holds any Secured Property or any lease to which any Secured Property is subject.

10.2.4

No surrender or termination

It shall not without the prior written consent of the Agent surrender or otherwise terminate any lease under which it holds a Secured Property or terminate, forfeit or accept a surrender of any lease to which any Secured Property is subject.

10.2.5

Compliance by tenants

It shall use reasonable endeavours to procure that each tenant under an Occupational Lease complies with the terms of that Occupational Lease.

10.2.6

Lease or right to occupy

It will not without the prior written consent of the Agent:

10.2.6.1

grant any lease or tenancy or exercise any other power of leasing of the whole or part of any Secured Property; or

10.2.6.2

grant any person any contractual licence or the right to occupy any Secured Property or part with possession of it.

10.2.7

Forfeiture

It shall not do or permit anything which may render any lease or agreement for lease under which it holds an interest in a Secured Property, or to which the Secured Property is subject, liable to forfeiture or otherwise determinable.

10.3

Chattels

10.3.1

It will keep all Chattels comprised in its Secured Assets in good and substantial repair and in good working order and condition.

10.3.2

It shall repair any defect or damage to any of its Chattels promptly and if it fails to do so the Agent may, but shall not be obliged to, do so.

10.3.3

It shall, on the later of the date of this Deed and the date of acquisition by it of the relevant Chattel, deliver to the Agent all documents of title relating to its Chattels.

10.4

Subsidiary Shares and Investments

10.4.1

On the date of acquisition of Subsidiary Shares, Investments or Related Rights it shall:

10.4.1.1

deliver to the Agent all certificates of title and other documents of title or evidence of ownership in respect of its Subsidiary Shares or Investments and the Related Rights; and

10.4.1.2

deliver to the Agent such transfer documents (with the transferee left blank) or any other documents as the Agent may require or otherwise request in respect of those Subsidiary Shares, Investments and Related Rights.

10.4.2

Until any steps are taken to enforce the Security created by or under this Deed, the Chargor shall be entitled to receive and retain all dividends, distributions and other monies receivable in respect of its Subsidiary Shares, Investments and Related Rights.

10.4.3

It shall not exercise its voting and other rights in respect of its Subsidiary Shares, Investments and Related Rights in a manner which is likely to be prejudicial to the interests of the Agent.

10.4.4

It shall make all payments which may become due and payable in respect of any of its Subsidiary Shares, Investments and Related Rights.  If it fails to make any such payments, the Agent may but shall not be obliged to make such payment on behalf of the relevant Chargor.  Any sums so paid by the Agent shall be repayable by the relevant Chargor to the Agent on demand and pending such repayment shall constitute part of the Secured Obligations.

10.4.5

It shall remain liable to observe and perform all of the conditions and obligations assumed by it in respect of its Subsidiary Shares, Investments and Related Rights and the Agent shall not be required to perform or fulfil any obligation of any Chargor in respect of any Subsidiary Shares, Investments or Related Rights.

10.4.6

It shall comply with any notice served on it under CA1985, CA2006 or pursuant to the articles of association or any other constitutional document of any relevant entity in respect of or in connection with the Subsidiary Shares, Investments or Related Rights and will promptly provide to the Agent a copy of that notice.

10.4.7

It shall ensure that none of its Subsidiary Shares are converted into uncertificated form without the prior written consent of the Agent.

10.4.8

Immediately on conversion of any of its Subsidiary Shares, Investment or Related Rights from a certificated to an uncertificated form, and on the acquisition by it of any Subsidiary Shares, Investments or Related Rights in an uncertificated form, it shall give such instructions or directions and take such other steps and enter into such documentation as the Agent may require in order to protect or preserve the Security intended to be created by this Deed.

10.5

Insurance

10.5.1

Ensure that:

10.5.1.1

the name of the Agent be noted on each policy of insurance as mortgagee and first loss payee;

10.5.1.2

each policy of insurance shall contain a standard mortgagee clause whereby, among other things, the insurance shall not be vitiated or avoided as against a mortgagee notwithstanding that it could otherwise be so against any Chargor; and

10.5.1.3

each policy of insurance shall contain a provision to the effect that the insurance shall not be invalidated as against the Agent for non-payment of any premium due without the insurer first giving to the Agent not less than 14 days' written notice.

10.5.2

If a Chargor shall be in default of effecting or maintaining insurances or in producing any such policy or receipt to the Agent on demand, the Agent may take out or renew such insurances in any sum which the Agent may think expedient and all monies expended and costs incurred by the Agent under this provision shall be for the account of any such Chargor.

10.6

Book and other debts

10.6.1

It shall collect and realise the Debts in the ordinary course of trading as agent for the Agent and pay their proceeds into its Collection Account immediately on receipt.  It shall hold all such proceeds on trust for the Agent pending payment of them into its Collection Account.

10.6.2

It shall not set off, postpone or release any of the Debts or do or omit to do anything which may delay or prejudice the full recovery of all Debts without the prior written consent of the Agent.

10.7

General

It shall not do or cause or permit to be done anything which is likely in any way materially to depreciate, jeopardise or otherwise prejudice the value to the Agent of the Security created by or under this Deed.

REPRESENTATIONS

11.1

General

Each Obligor makes the representations and warranties set out in this clause 11 to the Agent on each day during the Security Period.

11.2

Status

11.2.1

It is a limited liability corporation, duly incorporated and validly existing under the law of its jurisdiction of incorporation.

11.2.2

It has the power to own its assets and carry on its business as it is being conducted.

11.3

Binding obligations

Subject to the Legal Reservations:

11.3.1

the obligations expressed to be assumed by it in the Documents to which it is a party are legal, valid, binding and enforceable obligations; and

11.3.2

(without limiting the generality of clause 11.3.1), each Security Document to which it is a party creates the Security which that Security Document purports to create and that Security is valid and effective.

11.4

Non-conflict with other obligations

The entry into and performance by it of, and the transactions contemplated by, the Documents and the granting of Security under the Security Documents do not and will not conflict with:

11.4.1

any law or regulation, or judicial or official order, applicable to it;

11.4.2

its constitutional documents; or

11.4.3

any agreement or instrument binding upon it or any of its assets or constitute a default or termination event (however described) under any such agreement or instrument.

11.5

Power and authority

11.5.1

It has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, the Documents to which it is or will be a party and the transactions contemplated by those Documents.

11.5.2

No limit on its powers will be exceeded as a result of the borrowing, grant of Security or giving of guarantees or indemnities contemplated by the Documents to which it is a party.

11.6

No default

No Event of Default is continuing or is reasonably likely to result from the entry into, the performance of, or any transaction contemplated by, any Document.

11.7

Legal and beneficial ownership

               It is the sole legal and beneficial owner of the respective assets over which it purports to grant Security.

11.8

Shares

11.8.1

The shares of any member of the Group which are subject to the Security created under the Security Documents to which it is a party are fully paid and not subject to any option to purchase or similar rights.

11.8.2

The constitutional documents of the companies whose shares are subject to the Security created under the Security Documents to which it is a party do not and could not restrict or inhibit any transfer of those shares on creation or enforcement of the Security created under the Security Documents to which it is a party.

11.8.3

There are no agreements in force which provide for the issue, allotment or transfer of, or grant any person the right to call for the issue, allotment or transfer of, any share or loan capital of any member of the Group (including any option or right of pre-emption or conversion).

11.9

Registration

              Subject to registration pursuant to Part 25 of the Companies Act 2006 and, in the case of real property, registration at the Land Registry and payment of registration fees to Companies House and the Land Registry, it is not necessary to file, record or enroll this legal mortgage with any court or other authority or pay any stamp, registration or similar tax in relation to this legal mortgage.

11.10

Ranking of Obligations

This Deed creates (or, once entered into, will create):

11.10.1

a valid, legally binding and enforceable Security for the obligations expressed to be secured by it; and

11.10.2

subject to registration pursuant to Part 25 of the Companies Act 2006 and, in the case of real property, registration at the Land Registry, a perfected Security over the assets referred to in this Deed, in favour of the Agent, having the priority and ranking expressed to be created by this Deed and ranking ahead of all (if any) Security and rights of third parties, except those preferred by law.

11.11

No Security

              The Secured Assets are free from Security other than Permitted Security and the Security created by this Deed.

11.12

Adverse Claims

              No Chargor has received or acknowledged notice of any adverse claim by any person in respect of the Secured Assets or any interest in it.

11.13

Adverse Covenants

              There are no covenants, agreements, reservations, conditions, interests, rights or other matters whatsoever, which materially adversely affect the Secured Assets.

11.14

No breach of laws

              There is no breach of any law or regulation which materially adversely affects the Secured Assets.

11.15

No Interference in enjoyment

               No facility necessary for the enjoyment and use of the Secured Assets is subject to terms entitling any person to terminate or curtail its use.

11.16

No overriding interests

               Nothing has arisen, has been created or is subsisting which would be an overriding interest in the Property.

11.17

Avoidance of Security

               No Security expressed to be created under this Deed is liable to be avoided, or otherwise set aside, on the liquidation or administration of a Chargor or otherwise.

11.18

No prohibition on assignment

               There is no prohibition on a Chargor assigning its rights in any of the Secured Assets.

11.19

Environmental Compliance

               Each Chargor has, at all times, complied in all respects with all applicable Environmental Law and Environmental Licences.

11.20

Information for Valuations and Certificates of Title

11.20.1

All written information supplied by a Chargor or on its behalf for the purpose of each Valuation and Certificate of Title was true and accurate in all material respects as at its date or as at the date (if any) on which it was stated to be given.

11.20.2

The information referred to in clause 11.20.1 was, as at its date or as at the date (if any) on which it was stated to be given, complete and the relevant Chargor did not omit to supply any information which, if disclosed, would adversely affect the Valuation or Certificate of Title.

11.20.3

In the case of the first Valuation and Certificate of Title only, nothing has occurred since the date the information referred to in paragraph 11.20.1 was supplied and the date of this Deed  which would adversely affect such Valuation or Certificate of Title.

POWER TO REMEDY

12.1

If a Chargor fails to comply with any of the undertakings set out in clause 10 (Undertakings), it shall allow and irrevocably authorises the Agent and/or such persons as it shall nominate to take such action on behalf of that Chargor as shall be necessary to ensure that it complies with those undertakings.

12.2

If any Chargor fails to perform any obligation or other covenant affecting the Secured Property or other Security Asset, each Chargor shall permit the Agent or its agents and contractors:

12.2.1

to enter on the Secured Property;

12.2.2

to comply with or object to any notice served on any Chargor relating to the Secured Property or other Security Asset; and

12.2.3

to take any action the Agent  may reasonably consider expedient to prevent or remedy any breach of any such term or to comply with or object to any such notice.

12.3

Each Chargor shall within 3 Business Days of demand indemnify the Agent against any cost, loss or liability incurred by it in taking any of the steps referred to in this clause 12.

SECURITY POWER OF ATTORNEY

Each Chargor, by way of security, irrevocably and severally appoints the Agent, each Receiver and any of their delegates or sub-delegates to be its attorney to take any action which the Chargor is obliged to take under this Deed.  Each Chargor ratifies and confirms whatever any attorney does or purports to do pursuant to its appointment under this clause 13.

GUARANTEE AND INDEMNITY

14.1

Each Guarantor irrevocably and unconditionally jointly and severally:

14.1.1

guarantees to the Agent punctual performance by each other Obligor of all that Obligor's obligations under the Documents;

14.1.2

undertakes with the Agent that whenever another Obligor does not pay any amount when due under or in connection with any Document, that Guarantor shall immediately on demand pay that amount as if it was the principal Obligor; and

14.1.3

agrees with the Agent that if for any reason, any amount claimed by the Agent under this clause 14 is not recoverable on the basis of a guarantee, it will be liable as a principal debtor and primary Obligor to indemnify the Agent against any cost, loss or liability it incurs as a result of an Obligor not paying any amount expressed to be payable by it under any Document on the date when it is expressed to be due.  The amount payable by a Guarantor under this indemnity will not exceed the amount it would have had to pay under this clause 14 if the amount claimed had been recoverable on the basis of a guarantee.

14.2

Continuing Guarantee

This guarantee is a continuing guarantee and will extend to the ultimate balance of sums payable by any Obligor under the Documents, regardless of any intermediate payment or discharge in whole or in part.

14.3

Reinstatement

If any discharge, release or arrangement (whether in respect of the obligations of any Obligor or any Security for those obligations or otherwise) is made by the Agent in whole or in part on the faith of any payment, security or other disposition which is avoided or must be restored in insolvency, liquidation, administration or otherwise, without limitation, then the liability of each Guarantor under this clause 14 will continue or be reinstated as if the discharge, release or arrangement had not occurred.

14.4

Waiver of defences

The obligations of each Guarantor under this clause 14 will not be affected by an act, omission, matter or thing which, but for this clause 14, would reduce, release or prejudice any of its obligations under this clause 14 (without limitation and whether or not known to it or the Agent) including:

14.4.1

any time, waiver or consent granted to, or composition with, any Obligor or other person;

14.4.2

the release of any other Obligor or any other person under the terms of any composition or arrangement with any creditor of any member of the Group;

14.4.3

the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or Security over assets of, any Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any Security;

14.4.4

any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of an Obligor or any other person;

14.4.5

any amendment (however fundamental) or replacement of a Document or any other document or Security;

14.4.6

any unenforceability, illegality or invalidity of any obligation of any person under any Document or any other document or Security; or

14.4.7

any insolvency or similar proceedings.

14.5

Guarantor Intent

Without prejudice to the generality of clause 14.4, each Guarantor expressly confirms that it intends that this guarantee shall extend from time to time to any (however fundamental) variation, increase, extension or addition of or to any of the Transaction Documents and/or any facility or amount made available under any of the Transaction Documents for the purposes of or in connection with any of the following:

14.5.1

business acquisitions of any nature;

14.5.2

increasing working capital;

14.5.3

enabling investor distributions to be made;

14.5.4

carrying out restructurings;

14.5.5

refinancing existing facilities;

14.5.6

refinancing any other indebtedness;

14.5.7

making facilities available to new borrowers;

14.5.8

any other variation or extension of the purposes for which any such facility or amount might be made available from time to time; and

14.5.9

any fees, costs and/or expenses associated with any of the foregoing.

14.6

Immediate recourse

Each Guarantor waives any right it may have of first requiring the Agent (or any trustee or agent on its behalf) to proceed against or enforce any other rights or Security or claim payment from any person before claiming from that Guarantor under this clause 14.   This waiver applies irrespective of any law or any provision of any Document to the contrary.

14.7

Appropriations

Until all amounts which may be or become payable by the Obligors under or in connection with the Transaction Documents have been irrevocably paid in full, the Agent (or any trustee or agent on its behalf) may:

14.7.1

refrain from applying or enforcing any other moneys, Security or rights held or received by the Agent (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and no Guarantor shall be entitled to the benefit of the same; and

14.7.2

hold in an interest-bearing suspense account any moneys received from any Guarantor or on account of any Guarantor's liability under this clause 14.

14.8

Deferral of Guarantors' rights

Until all amounts which may be or become payable by the Obligors under or in connection with the Documents have been irrevocably paid in full and unless the Agent otherwise directs, no Guarantor will exercise any rights which it may have by reason of performance by it of its obligations under the Documents or by reason of any amount being payable, or liability arising, under this clause 14:

14.8.1

to be indemnified by a Chargor;

14.8.2

to claim any contribution from any other guarantor of any Obligor's obligations under the Documents;

14.8.3

to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Agent under the Documents or of any other guarantee or Security taken pursuant to, or in connection with, the Documents by the Agent;

14.8.4

to bring legal or other proceedings for an order requiring any Obligor to make any payment, or perform any obligation, in respect of which any Guarantor has given a guarantee, undertaking or indemnity under clause 14.1;

14.8.5

to exercise any right of set-off against any Obligor; and/or

14.8.6

to claim or prove as a creditor of any Obligor in competition with the Agent.

If a Guarantor receives any benefit, payment or distribution in relation to such rights it shall hold that benefit, payment or distribution to the extent necessary to enable all amounts which may be or become payable to the Agent by the Obligors under or in connection with the Documents to be repaid in full on trust for the Agent and shall promptly pay or transfer the same to the Agent in accordance with the Documents.

14.9

Release of Guarantors' right of contribution

If any Guarantor (Retiring Guarantor) shall cease to be a Guarantor, with the prior written consent of the Agent for the purpose of any sale or other disposal of that Retiring Guarantor then on the date such Retiring Guarantor ceases to be a Guarantor:

14.9.1

that Retiring Guarantor is released by each other Guarantor from any liability (whether past, present or future and whether actual or contingent) to make a contribution to any other Guarantor arising by reason of the performance by any other Guarantor of its obligations under the Documents; and

14.9.2

each other Guarantor waives any rights it may have by reason of the performance of its obligations under the Documents to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Agent under any Documents or of any other Security taken pursuant to, or in connection with, any Documents where such rights or Security are granted by or in relation to the assets of the Retiring Guarantor.

14.10

Additional security

This guarantee is in addition to and is not in any way prejudiced by any other guarantee or Security now or subsequently held by or on behalf of the Agent.

ENFORCEMENT OF SECURITY

15.1

When security is enforceable

On the occurrence of any Event of Default, the Security created by and under this Deed is immediately enforceable.

15.2

Acts of enforcement

The Agent may, at its absolute discretion, at any time after the Security created by or under this Deed is enforceable:

15.2.1

enforce all or any part of the Security created by or under this Deed in any manner it sees fit;

15.2.2

exercise its rights and powers conferred upon mortgagees by the Law of Property Act 1925, as varied and extended by this Deed, and rights and powers conferred on a Receiver by this Deed, whether or not it has taken possession or appointed a Receiver to any of the Secured Assets;

15.2.3

appoint a Receiver to all or any part of the Secured Assets;

15.2.4

appoint an administrator in respect of any Chargor and take any steps to do so;

15.2.5

exercise its power of sale under section 101 of the Law of Property Act 1925 (as amended by this Deed); or

15.2.6

if permitted by law, appoint an administrative receiver in respect of any Chargor.

15.3

Statutory powers - general

15.3.1

For the purposes of all powers implied by statute, the Secured Obligations are deemed to have become due and payable on the date of this Deed.

15.3.2

Section 103 of the Law of Property Act 1925 and section 93 of the Law of Property Act 1925 do not apply to the Security constituted by or under this Deed.

15.3.3

The statutory powers of leasing conferred on the Agent are extended so that, without the need to comply with any provision of section 99 or section 100 of the Law of Property Act 1925, the Agent is empowered to lease and make agreements for lease at a premium or otherwise, accept surrenders of leases and grant options or vary or reduce any sum payable under any leases or tenancy agreements as it may think fit.

15.3.4

Each Receiver and the Agent is entitled to all the rights, powers, privileges and immunities conferred by the Law of Property Act 1925 and the Insolvency Act 1986 on mortgagees and Receivers when such Receivers have been duly appointed under the relevant Act.

15.4

Contingencies

If the Agent enforces the Security constituted by or under this Deed at a time when no amounts are due to the Agent under the Documents but at a time when amounts may or will become so due, the Agent (or the Receiver) may pay the proceeds of any recoveries effected by it into an interest bearing suspense account.

15.5

Mortgagee in possession - no liability

Neither the Agent nor any Receiver will be liable, by reason of entering into possession of a Secured Asset, to account as mortgagee in possession or for any loss on realisation or for any default or omission for which a mortgagee in possession might otherwise be liable.

15.6

Redemption of prior mortgages

At any time after the Security created by or under this Deed has become enforceable, the Agent may, at the sole cost of the Chargors (payable to the Agent on demand):

15.6.1

redeem any prior form of Security over any Secured Asset; and/or

15.6.2

procure the transfer of that Security to itself; and/or

15.6.3

settle and pass the accounts of any prior mortgagee, chargee or encumbrancer which once so settled and passed shall be conclusive and binding on the Chargors.

15.7

Subsidiary Shares and Investments – following an Event of Default

15.7.1

At any time after the Security created by or under this Deed has become enforceable, each Chargor shall on request by the Agent:

15.7.1.1

deliver to the Agent such stock transfer forms or other transfer documents as the Agent may require to enable the Agent or its nominee or nominees to be registered as the owner of, and to obtain legal and beneficial title to, the Subsidiary Shares, the

Investments and/or Related Rights referred to in such request;

15.7.1.2

provide to the Agent certified copies of all resolutions and authorisations approving the execution of such transfer forms and registration of such transfers as the Agent may reasonably require;

15.7.1.3

procure that each such transfer is promptly registered by the relevant company or other entity;

15.7.1.4

procure that, immediately on their issue, all share certificates or other documents of title in the appropriate form, in respect of the relevant Subsidiary Shares, Investments and/or Related Rights, are delivered to the Agent in each case showing the registered holder as the Agent or its nominee or nominees (as applicable); and

15.7.1.5

exercise all voting rights in respect of its Subsidiary Shares, Investments and Related Rights only in accordance with the instructions of the Agent.

15.7.2

At any time after the Security created by or under this Deed has become enforceable, the Agent may complete any transfer documents held by it in respect of the Subsidiary Shares, the Investments and/or the Related Rights in favour of itself or such other person or nominee as it shall select.

15.7.3

At any time after the Security created by or under this Deed has become enforceable, the Agent and its nominee or nominees may sell all or any of the Subsidiary Shares, Investments or Related Rights of the Chargors (or any of them) in any manner permitted by law and on such terms as the Agent shall in its absolute discretion determine.

15.7.4

If any Chargor receives any dividends, distributions or other monies in respect of its Subsidiary Shares, Investments and Related Rights at a time when the Agent has taken any steps to enforce the Security created by or under this Deed under clause 15.2, the relevant Chargor shall immediately pay such sums received directly to the Agent for application in accordance with clause 18 and shall hold all such sums on (trust for the Agent pending payment of them to such account as the Agent shall direct.

RECEIVER

16.1

Appointment of Receiver

16.1.1

16.1.1.1

At any time after any Security created by or under this Deed is enforceable, the Agent may appoint a Receiver to all or any part of the Secured Assets in accordance with clause 15.2.3.

16.1.1.2

At any time, if so requested in writing by any Chargor, without further notice, the Agent may appoint a Receiver to all or any part of the Secured Assets as if the Agent had become entitled under the Law of Property Act 1925 to exercise the power of sale conferred under the Law of Property Act 1925.

16.1.2

Any Receiver appointed under this Deed shall be the agent of the relevant Chargor and that Chargor shall be solely responsible for his acts or defaults and for his remuneration and liable on any contracts or engagements made or entered into by him and in no circumstances whatsoever shall the Agent be in any way responsible for any misconduct, negligence or default of the Receiver.

16.1.3

Where a Chargor is an eligible company within the meaning of paragraphs 2 to 4 (inclusive) of Schedule A1 to the Insolvency Act 1986:

16.1.3.1

obtaining a moratorium; or

16.1.3.2

anything done with a view to obtaining a moratorium including any preliminary decision or investigation in terms of paragraph 43 of Schedule A1 to the Insolvency Act 1986,

shall not be grounds for appointment of a Receiver.

16.2

Removal

The Agent may by written notice remove from time to time any Receiver appointed by it (subject to the provisions of section 45 of the Insolvency Act 1986 in the case of an administrative receiver) and, whenever it may deem appropriate, appoint a new Receiver in the place of any Receiver whose appointment has terminated.

16.3

Powers of Receiver

16.3.1

General

16.3.1.1

In addition to those conferred by the Law of Property Act 1925 on any Receiver appointed under that Act, each Receiver has, and is entitled to exercise, all of the rights, powers and discretions set out in this clause 16.3.

16.3.1.2

If there is more than one Receiver holding office at the same time, unless the document appointing him states otherwise, each Receiver may exercise all of the powers conferred on a Receiver under this Deed or under the Insolvency Act 1986 individually and to the exclusion of any other Receivers.

16.3.1.3

A Receiver who is an administrative receiver of a Chargor has all the rights, powers and discretions of an administrative receiver under the Insolvency Act 1986.

16.3.1.4

A Receiver may, in the name of any Chargor:

16.3.1.4.1

do all other acts and things which he may consider expedient for realising any Secured Asset; and

16.3.1.4.2

exercise in relation to any Secured Asset all the powers, authorities and things which he would be capable of exercising if he were its absolute beneficial owner.

16.3.2

Borrow money

A Receiver may raise and borrow money (either unsecured or on the security of any Secured Asset, either in priority to the security constituted by this Deed or otherwise) on any terms and for whatever purpose which he thinks fit.  No person lending that money need enquire as to the propriety or purpose of the exercise of that power or to check the application of any money so raised or borrowed.

16.3.3

Carry on business

A Receiver may carry on the business of any relevant Chargor as he thinks fit and, for the avoidance of doubt, a Receiver may apply for such Authorisations as he considers in his absolute discretion appropriate.

16.3.4

Compromise

A Receiver may settle, adjust, refer to arbitration, compromise and arrange any claims, accounts, disputes, questions and demands with or by any person who is or claims to be a creditor of any relevant Chargor or relating in any way to any Secured Asset.

16.3.5

Delegation

A Receiver may delegate his powers in accordance with clause 17.

16.3.6

Employees

For the purposes of this Deed, a Receiver as he thinks appropriate, on behalf of the relevant Chargor or for itself as Receiver, may:

16.3.6.1

appoint and discharge managers, officers, agents, accountants, servants, workmen and others upon such terms as to remuneration or otherwise as he may think proper; and

16.3.6.2

discharge any such persons appointed by the relevant Chargor.

16.3.7

Leases

A Receiver may let any Secured Asset for any term and at any rent (with or without a premium) which he thinks proper and may accept a surrender of any lease or tenancy of any Secured Assets on any terms which he thinks fit (including the payment of money to a lessee or tenant on a surrender).

16.3.8

Legal actions

A Receiver may bring, prosecute, enforce, defend and abandon all actions, suits and proceedings or submit to arbitration or any form of alternative dispute resolution in the name of the relevant Chargor in relation to any Secured Asset as he considers expedient.

16.3.9

Possession

A Receiver may take immediate possession of, get in and collect any Secured Asset.

16.3.10

Protection of assets

A Receiver may, in each case as he may think fit:

16.3.10.1

make and effect all repairs and insurances and do all other acts which the relevant Chargor might do in the ordinary conduct of its business be they for the protection or for the improvement of the Secured Assets;

16.3.10.2

commence and/or complete any building operations on the Secured Property or other Secured Asset; and

16.3.10.3

apply for and maintain any planning permission, building regulation approval or any other permission, consent or licence.

16.3.11

Receipts

A Receiver may give valid receipts for all monies and execute all assurances and things which may be expedient for realising any Secured Asset.

16.3.12

Sale of assets

A Receiver may sell, exchange, convert into monies and realise any Secured Asset by public auction or private contract in any manner and on any terms which he thinks proper.  The consideration for any such transaction may consist of cash, debenture or other obligations, shares, stock or other valuable consideration and any such consideration may be payable in a lump sum or by instalments spread over such period as he thinks fit.  Fixtures and any plant and machinery annexed to any part of the Secured Property may be severed and sold separately from the property containing them without the consent of the relevant Chargor.

16.3.13

Subsidiaries

A Receiver may form a Subsidiary of the relevant Chargor and transfer to that Subsidiary any Secured Asset.

16.3.14

Deal with Secured Assets

A Receiver may, without restriction sell, let or lease, or concur in selling, letting or leasing, or vary the terms of, determine, surrender or accept surrenders of, leases or tenancies of, or grant options and licences over or otherwise dispose of or deal with, all or any part of the Secured Assets without being responsible for loss or damage, and so that any such sale, lease or disposition may be made for cash payable by instalments, loan stock or other debt obligations or for shares or securities of another company or other valuable consideration.  The Receiver may form and promote, or concur in forming and promoting, a company or companies to purchase, lease, licence or otherwise acquire interests in all or any of the Secured Assets or otherwise, arrange for such companies to trade or cease to trade and to purchase, lease, license or otherwise acquire all or any of the Secured Assets on such terms and conditions whether or not including payment by instalments secured or unsecured as he may think fit.

16.3.15

Voting rights

A Receiver may exercise all voting and other rights attaching to the Investments, Subsidiary Shares, Related Rights, and stocks, shares and other securities owned by that Chargor and comprised in the Secured Assets in such manner as he may think fit.

16.3.16

Security

A Receiver may redeem any prior Security and settle and pass the accounts of the person entitled to the prior Security so that any accounts so settled and passed shall (subject to any manifest error) be conclusive and binding on that Chargor and the money so paid shall be deemed to be an expense properly incurred by the Receiver.

16.3.17

Acquire land

The Receiver may purchase or acquire any land and purchase, acquire or grant any interest in or right over land.

16.3.18

Development

A Receiver may implement or continue the development of (and obtain all consents required in connection therewith) and/or complete any buildings or structures on, any real property comprised in the Secured Property and do all acts and things incidental to the Secured Property.

16.3.19

Landlord's obligations

A Receiver may on behalf of a Chargor and without consent of or notice to that Chargor exercise all the powers conferred on a landlord or a tenant by the Landlord and Tenants Acts, the Rents Acts and Housing Acts or any other legislation from time to time in force in any relevant jurisdiction relating to rents or agriculture in respect of any part of the Secured Property.

16.3.20

Uncalled capital

A Receiver may make calls conditionally or unconditionally on the members of any relevant Chargor in respect of uncalled capital.

16.3.21

Incidental matters

A Receiver may do all other acts and things including without limitation, signing and executing all documents and deeds as may be considered by the Receiver to be incidental or conducive to any of the matters or powers listed here or granted by law or otherwise incidental or conducive to the preservation, improvement or realisation of the Secured Assets and to use the name of the relevant Chargor for all the purposes set out in this clause 16.

16.4

Remuneration

The Agent may from time to time fix the remuneration of any Receiver appointed by it.

DELEGATION

17.1

The Agent and any Receiver may delegate by power of attorney or in any other manner all or any of the powers, authorities and discretions which are for the time being exercisable by the Agent and the Receiver (as appropriate) under this Deed to any person or persons as it shall think fit.  Any such delegation may be made upon such terms and conditions (including the power to sub-delegate) as the Agent and Receiver (as appropriate) may think fit.

17.2

The Agent and any Receiver will not be liable or responsible to any Chargor or any other person for any losses, liabilities or expenses arising from any act, default, omission or misconduct on the part of any delegate.

APPLICATION OF MONIES

18.1

Sections 109(6) and (8) (Appointment, powers, remuneration and duties of receiver) of the Law of Property Act 1925 shall not apply to a Receiver appointed under this Deed.

18.2

All monies received by the Agent or any Receiver under this Deed shall be applied as follows:

18.2.1

first, in or towards payment of any unpaid fees, costs and expenses of, and all other amounts payable to, the Agent (and any Receiver or Delegate appointed by it) under this Deed or any Document;

18.2.2

second, on a pro rata basis to the Agent in or towards payment of any unpaid and outstanding amounts of the Secured Obligations;

18.2.3

third, in payment of the surplus (if any) to the relevant Obligors or other persons entitled to it

18.3

The Agent and any Receiver may place any money received, recovered or realised pursuant to this Deed in an interest bearing suspense account and it may retain the same for such period as it considers expedient without having any obligation to apply the same or any part of it in or towards discharge of the Secured Obligations.

REMEDIES AND WAIVERS

19.1

No failure to exercise, nor any delay in exercising, on the part of the Agent or any Receiver, any right or remedy under this Deed shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy.  The rights and remedies provided in this Deed are cumulative and not exclusive of any rights or remedies provided by law.

19.2

A waiver given or consent granted by the Agent under this Deed will be effective only if given in writing and then only in the instance and for the purpose for which it is given.

PROTECTION OF THIRD PARTIES

20.1

No person (including a purchaser) dealing with the Agent or a Receiver or its or his agents has an obligation to enquire of the Agent, Receiver or others:

20.1.1

whether the Secured Obligations have become payable;

20.1.2

whether any power purported to be exercised has become exercisable;

20.1.3

whether any Secured Obligations or other monies remain outstanding;

20.1.4

how any monies paid to the Agent or to the Receiver shall be applied; or

20.1.5

the status, propriety or validity of the acts of the Receiver or the Agent.

20.2

The receipt by the Agent or any Receiver shall be an absolute and a conclusive discharge to a purchaser and shall relieve him of any obligation to see to the application of any monies paid to or by the direction of the Agent or any Receiver.

20.3

In clauses 20.1 and 20.2, purchaser includes any person acquiring, for money or monies worth, any lease of, or Security over, or any other interest or right whatsoever in relation to, the Secured Assets or any of them.

ADDITIONAL SECURITY

The Security created by or under this Deed is in addition to and is not in any way prejudiced by any guarantee or security now or subsequently held by the Agent.

SETTLEMENTS CONDITIONAL

22.1

If the Agent (acting reasonably) believes that any amount paid by a Chargor or any other person in respect of the Secured Obligations is capable of being avoided or set aside for any reason, then for the purposes of this Deed, such amount shall not be considered to have been paid.

22.2

Any settlement, discharge or release between a Chargor and the Agent shall be conditional upon no Security or payment to or for the Agent by that Chargor or any other person being avoided or set aside or ordered to be refunded or reduced by virtue of any law relating to bankruptcy, insolvency or liquidation or otherwise.

SUBSEQUENT SECURITY

If the Agent receives notice of any other subsequent Security (other than Permitted Security) or other interest affecting all or any of the Secured Assets it may open a new account or accounts for the relevant Chargor in its books.  If it does not do so then, unless it gives express written notice to the contrary to the relevant Chargor, as from the time of receipt of such notice by the Agent, all payments made by that Chargor to the Agent or to any other Agent shall be treated as having been credited to a new account of that Chargor and not as having been applied in reduction of the Secured Obligations.

SET-OFF

               If the Agent, acting on behalf of the Secured Parties, has more than one account for a Chargor in its books, the Agent may at any time after:

24.1

the security constituted by this Deed has become enforceable; or

24.2

the Agent has received or is deemed to have received notice of any subsequent Security or other interest affecting all or any part of the Charged Property,

              transfer, without prior notice, all or any part of the balance standing to the credit of any account to any other account which may be in debit (but the Agent shall notify the Chargor of the transfer once made).

NOTICES

25.1

Communications in writing

Any communication to be made under or in connection with this Deed shall be made in writing and, unless otherwise stated, may be made by fax or letter.

25.2

Addresses

The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with this Deed is:

25.2.1

in the case of each of each Chargor and the that identified in clause 25.3.4;

25.2.2

in the case of each Additional Chargor and Additional Guarantor, that set out in the Accession Deed by which it became party to this Deed,

or any substitute address, fax number or department or officer as the Party may notify to the other Parties by not less than 7 days' notice.

25.3

Delivery

25.3.1

Any communication or document made or delivered by one person to another under or in connection with this Deed will be effective only:

25.3.1.1

if by way of fax, when received in legible form; or

25.3.1.2

if by way of letter, when it has been left at the relevant address or 3 Business Days after being deposited in the post (postage prepaid) in an envelope addressed to it at that address,

and, if a particular department or officer is specified as part of its address details provided under clause 25.2, if addressed to that department or officer.

25.3.2

Any communication or document to be made or delivered to the Agent will be effective only when actually received by the Agent, as applicable, and then only if it is expressly marked for the attention of the department or officer identified with the Agent's signature below (or any substitute department or officer as the Agent shall specify for this purpose).

25.3.3

All notices from or to a Chargor shall be sent through the Instructing Agent.

25.3.4

Any communication or document to be made or delivered to the Agent in accordance with clause 25 will be deemed to have been made or delivered to the Agent if made or delivered to:

Address:

61 Paine Avenue, New Rochelle, NY 10804

Fax:

Attention:

25.3.5

Any communication or document to be made or delivered to a Chargors in accordance with clause 25 will be deemed to have been made or delivered to the Chargors if made or delivered to:

Address:

Halifax House, 14 Falcon Court, Westland Way, Stockton on Tees, TS18 3TU

Fax:

01642 674415

Attention:

Martin Thorp

PARTIAL INVALIDITY

If, at any time, any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

PERPETUITY PERIOD

27.1

The perpetuity period applicable to the trusts created by this Deed is eighty years.

27.2

If the rule against perpetuities applies to any trust created by this Deed, the perpetuity period shall be 125 years (as specified by section 5(1) of the Perpetuities and Accumulations Act 2009).

ASSIGNMENT

28.1

The Agent may assign or otherwise transfer all or any part of its rights under this Deed or any Security created by or under it in accordance with the terms of the Transaction Documents.

28.2

The Agent may assign or otherwise transfer all or any part of its rights under this Deed or any Security created by or under it to any party to which the benefit of the Transaction Documents is transferred.

RELEASES

Upon the expiry of the Security Period, the Agent shall, at the request and cost of the Chargors, take whatever action is necessary to release and reassign to each relevant Chargor:

29.1.1

its rights arising under this Deed;

29.1.2

the Secured Assets from the Security created by and under this Deed,

and return all documents or deeds of title delivered to it under this Deed.

CURRENCY CLAUSES

30.1

30.1.1

A repayment of any amount due under any Document or a part thereof shall be made in the currency in which that amount is denominated on its due date.

30.1.2

Each payment of interest shall be made in the currency in which the sum in respect of which the interest is payable was denominated when that interest accrued.

30.1.3

Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes are incurred.

30.2

If a payment is made to the Agent under this Deed in a currency (Payment Currency) other than the currency in which it is expressed to be payable (Contractual Currency), the Agent may convert that payment into the Contractual Currency at the rate at which it (acting reasonably and in good faith) is able to purchase the Contractual Currency with the Payment Currency on or around the date of receipt of the payment and to the extent that the converted amount of the payment falls short of the amount due and payable the Obligors will remain liable for such shortfall.

CERTIFICATES AND DETERMINATIONS

Any certification or determination by the Agent of a rate or amount under this Deed is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

COUNTERPARTS

              This Deed or any Document entered into under or in connection with this Deed may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed or such Document.

GOVERNING LAW AND JURISDICTION

33.1

Governing law

              This Deed and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the law of England and Wales.

33.2

Jurisdiction

              The parties to this debenture irrevocably agree that, subject as provided below, the courts of England and Wales shall have exclusive jurisdiction to settle any dispute or claim that arises out of or in connection with this Deed or its subject matter or formation (including non-contractual disputes or claims). Nothing in this clause shall limit the right of the Agent to take proceedings against an Obligor in any other court of competent jurisdiction, nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdictions, whether concurrently or not, to the extent permitted by the law of such other jurisdiction.

33.3

Other service

Each of the parties to this debenture irrevocably consent to any process in any proceedings under clause 33.2 being served on it in accordance with the provisions of this deed relating to service of notices. Nothing contained in this deed shall affect the right to serve process in any other manner permitted by law.

THIS DEED has been entered into as a deed on the date given at the beginning of this Deed.

SCHEDULE 1

ORIGINAL CHARGORS

	Company name	Company number	Jurisdiction of Incorporation
1	BF IP SPV Ltd	06854770	England and Wales
2	BF SPV Ltd	06785584	England and Wales
3	BF Group Finance SPV Ltd	06854366	England and Wales
4	BF Holdings SPV Ltd	06827786	England and Wales
5	BF Finance SPV Ltd	06822249	England and Wales
6	Four Rivers BioFuels Ltd	06768259	England and Wales
7	Four Rivers BioEthanol Company Limited	05903837	England and Wales
8	Verta Energy Group Limited	07413730	England and Wales
9	Verta Energy Oils Limited	07413546	England and Wales
10	Verta Energy Generation Limited	07413526	England and Wales
11	Verta Energy Trading Limited	07413590	England and Wales
12	KY Investments Limited	07418167	England and Wales
13	BF Group Holdings Limited	6831250	England and Wales

SCHEDULE 2

PROPERTIES

REGISTERED LAND

Chargor	Country and district (or address or description and London borough)	Tenure	Title number
BF SPV Limited	2 pieces of land and buildings lying to the east and north east of North Row, West Sleekburn	Freehold	ND32307
BF SPV Limited	Land on the north side of the A196, Shadfen Farm, Morpeth	Freehold	ND32310
BF SPV Limited	The Turning Circle lying to the west of Cambois, Wansbeck	Freehold	ND32309
BF SPV Limited	Land lying on the east side of Whorral Bank, near Morpeth	Leasehold	ND88592

UNREGISTERED LAND

SCHEDULE 3

SUBSIDIARY SHARES

Chargor	Name and registered number of Subsidiary	Number and class of shares

BF Group Holdings Ltd	BF IP SPV Ltd (company number 06854770)	One ordinary share

	BF SPV Ltd (company number 06785584)	One ordinary share

	BF Group Finance SPV Ltd (company number 06854366)	One ordinary share

	BF Holdings SPV Ltd (company number 06827786)	One hundred ordinary shares

BF Holdings SPV Ltd	BF Finance SPV Ltd (company number 06822249)	One ordinary share

	Four Rivers BioFuels Ltd (company number 06768259)	Two ordinary share

Verta Energy Group Limited	Verta Energy Oils Limited (company number 07413546)	One thousand ordinary shares

	Verta Energy Generation Limited (company number 07413526)	One thousand ordinary shares

	Verta Energy Trading Limited (company number 07413590)	One thousand ordinary shares

	KY Investments Limited (company number 07418167)	One thousand ordinary shares

SCHEDULE 4

RELEVANT AGREEMENTS

PART 1) - FORM OF NOTICE OF ASSIGNMENT

To:

♦

Dated:

♦

Dear Sirs

The agreement described in the attached schedule (Agreement)

We hereby notify you that we have assigned to [Agent Details] (Agent) all our right, title and interest in and to the Agreement.

We hereby irrevocably and unconditionally authorise and instruct you:

1

without notice or reference to, or further authority from us and without enquiring as to the justification or the validity of those instructions, to comply only with any instructions from time to time received by you from the Agent relating to the Agreement and any rights under or in connection with the Agreement; and

2

to pay all sums payable by you under the Agreement directly to the Agent at:

Bank:

♦

Account number:

♦

Sort code:

♦

or such other account as the Agent may specify from time to time.

Please sign and return the acknowledgement attached to one enclosed copy of this notice to the Agent and the other copy to us.

The provisions of this notice (and any non-contractual obligations arising out of or in connection with it) are governed by English law.

Yours faithfully

................................

for and on behalf of

♦ Limited

Schedule

Date	Parties	Description
♦	♦	♦

[Attach form of acknowledgment]

PART 2) - FORM OF ACKNOWLEDGEMENT

To:

[Agent Details]

[address]

To:

[name of Chargor] (Chargor)

[address]

We acknowledge receipt of the notice of assignment (Notice) of which the above is a duplicate.  Terms defined in the Notice shall have the same meaning when used in this acknowledgement.  We confirm that:

(a)

there has been no amendment, waiver or release of any rights or interests in the Agreement since the date of the Agreement;

(b)

we will not agree to any amendment, waiver or release of any provision of the Agreement without the prior written consent of the Agent;

(c)

we shall act in accordance with the Notice;

(d)

as at the date of this acknowledgement we have not received any notice of assignment or charge of the Chargor's interest in the Agreement in favour of any other person [other than [ ];

(e)

as at the date of this acknowledgement, we are not aware of any breach by the Chargor of the terms of the Agreement; and

(f)

we do not have and have not claimed or exercised any right or claim against the Chargor or exercised or attempted to exercise any right of set-off, counterclaim or other right relating to the Agreement.

The provisions of this acknowledgement (and any non-contractual obligations arising out of or in connection with it) are governed by English law.

For and on behalf of

♦

SCHEDULE 5

RELEVANT POLICIES

PART 1) - FORM OF NOTICE OF ASSIGNMENT

To:

[insurer]

Dated:

♦

Dear Sirs

The insurance policies described in the attached schedule (Relevant Policies)

We hereby notify you that we have assigned to [Agent Details] (Agent) all our right, title and interest in and to the Relevant Policies.

We hereby irrevocably and unconditionally authorise and instruct you:

1

without notice or reference to or further authority from us and without enquiring as to the justification or the validity of those instructions, to comply only with any instructions from time to time received by you from the Agent relating to the Relevant Policies (or any of them); and

2

to pay all sums payable by you under the Relevant Policies (or any of them) directly to the Agent at:

Bank:

♦

Account number:

♦

Sort code:

♦

or such other account as the Agent may specify from time to time.

Please sign and return the acknowledgement attached to one enclosed copy of this notice to the Agent and the other copy to us.

The provisions of this notice (and any non-contractual obligations arising out of or in connection with it) are governed by English law.

Yours faithfully

................................

for and on behalf of

♦ Limited

Schedule

Date of policy	Insured	Policy type	Policy number
♦	♦	♦	♦

[Attach form of acknowledgment]

PART 2) - FORM OF ACKNOWLEDGEMENT

To:

[Agent Details]

[address]

To:

[name of Chargor] (Chargor)

[address]

We acknowledge receipt of the notice of assignment (Notice) of which the above is a duplicate.  Terms defined in the Notice shall have the same meaning when used in this acknowledgement.  We confirm that:

(a)

there has been no amendment, waiver or release of any rights or interests in any Relevant Policy since the date of such policy;

(b)

we have noted the Agent's interest as mortgagee and first loss payee on each Relevant Policy;

(c)

we will not agree to any amendment, waiver or release of any provision of any Relevant Policy without the prior written consent of the Agent;

(d)

we shall act in accordance with the Notice;

(e)

as at the date of this acknowledgement we have not received any notice of assignment or charge of the Chargor's interest in any Relevant Policy or the proceeds of any Relevant Policy in favour of any other person [other than [ ]]; and

(f)

we do not have and have not claimed or exercised any right or claim against the Chargor or exercised or attempted to exercise any right of set-off, counterclaim or other right relating to any Relevant Policy.

The provisions of this acknowledgement (and any non-contractual obligations arising out of or in connection with it) are governed by English law.

For and on behalf of

[insurance company]

SCHEDULE 6

ACCOUNTS

PART 1) - FORM OF NOTICE OF CHARGE

To:

[insert name and address of account holding institution]

Account number: ♦	(Account)
Sort code: ♦
Account holder: ♦ Limited

We hereby notify you that we have charged by way of first fixed charge to [Agent Details] (Agent) all our right, title and interest in and to the monies from time to time standing to the credit of the Account.

We hereby irrevocably and unconditionally authorise and instruct you:

1

to hold all monies from time to time standing to the credit of the Account to the order of the Agent and accordingly to pay all or any part of those monies to the Agent (or as it may direct) promptly following receipt of written instructions from the Agent to that effect; and

2

to disclose to the Agent such information relating to us and the Account as the Agent may from time to time request you to provide.

By countersigning this notice, the Agent authorises you to permit us to withdraw and otherwise deal with funds standing to the credit of the Account until:

2.1

you receive a notice in writing to the contrary from the Agent;

2.2

a petition is presented for a winding up order in respect of us or an application is made for an administration order in respect of us,

(whichever occurs first).

Please sign and return the acknowledgement attached to one enclosed copy of this notice to the Agent and the other copy to us.

The provisions of this notice (and any non-contractual obligations arising out of or in connection with it) are governed by English law.

Yours faithfully

…………………………………………

for and on behalf of ♦ Limited

Countersigned for and on behalf of

the Agent:

…………………………………………………

[Attach form of acknowledgment]

PART 2) - FORM OF ACKNOWLEDGEMENT

To:

[Agent Details]

[address]

To:

[name of Chargor] (Chargor)

[address]

We acknowledge receipt of the notice of charge (Notice) of which the above is a duplicate.  Terms defined in the Notice shall have the same meaning when used in this acknowledgement.

We confirm that:

(a)

we shall act in accordance with the Notice;

(b)

as at the date of this acknowledgement we have not received any notice of assignment or charge or other security over the Chargor's interest in the Account in favour of any other person [other than  [  ]]; and

(c)

we will not exercise any right of combination of accounts, set-off or lien over any monies standing to the credit of the Account.

The provisions of this acknowledgement (and any non-contractual obligations arising out of or in connection with it) are governed by English law.

For and on behalf of
[account holding institution]

SCHEDULE 7

FORM OF DEED OF ACCESSION

THIS DEED is made on ♦

BETWEEN

(1)

♦ (registered in England with number ♦ (Acceding Obligor); and

(2)

[Agent Details] (Agent).

WHEREAS

(A)

This Deed is supplemental to a composite guarantee and debenture dated ♦ between, among others, BF Group Holdings Limited, the Obligors and the Agent (Debenture).

IT IS AGREED

1

DEFINITIONS AND INTERPRETATION

1.1

Definitions

(a)

Save to the extent otherwise defined in this Deed, terms defined in the Debenture have the same meaning when used in this Deed.

(b)

In this Deed, Subsidiary Shares means all shares present and future held by the Acceding Obligor or its Subsidiaries including those listed in schedule 2 (Subsidiary Shares) to this Deed.

1.2

Interpretation

Clauses 1.2, 1.3, 1.4, 1.5 and 1.6 of the Debenture are incorporated in this Deed as if they were set out in full in this Deed, but so that references in those clauses to this Deed shall be construed as references to this Deed of Accession.

2

ACCESSION OF ACCEDING OBLIGOR

2.1

Accession

The Acceding Obligor agrees to be a Chargor and a Guarantor for the purposes of the Debenture with immediate effect and agrees to be bound by all of the terms of the Debenture as if it had originally been a party to it.

2.2

Covenant to pay

The Acceding Obligor covenants with the Agent that it will pay and discharge the Secured Obligations when they become due for payment and discharge in accordance with the terms of the Documents.

2.3

Charging provisions

All security created by an Acceding Obligor under clauses 2.4 to 2.7 inclusive is:

2.3.1

a continuing security for the payment and discharge of the Secured Obligations;

2.3.2

granted with full title guarantee;

2.3.3

granted in respect of all the right, title and interest (if any), present and future of the Acceding Obligor in and to the relevant Secured Asset; and

2.3.4

in favour of the Agent.

2.4

First legal mortgages

The Acceding Obligor charges by way of first legal mortgage:

2.4.1

the properties described in schedule 1 (Properties) to this Deed;

2.4.2

all other interests and estates in freehold, leasehold and commonhold property,

and, in each case, all Premises and Fixtures on such property for the time being.

2.5

Assignments

2.5.1

The Acceding Obligor assigns:

2.5.1.1

the agreements described in schedule 4 (Relevant Agreements) to this Deed; and

2.5.1.2

its Relevant Policies.

2.5.2

The Acceding Obligor shall remain liable to perform all its obligations under the Relevant Agreements, and the Relevant Policies.

2.5.3

Notwithstanding the other terms of this clause 2.5, prior to the occurrence of an Event of Default which is continuing, the Acceding Obligor may, subject to the other terms of the

Documents, continue to exercise all and any of its rights under and in connection with the Relevant Agreement.

2.6

First fixed charges

The Acceding Obligor charges by way of first fixed charge:

2.6.1

all other interests and estate in any freehold, leasehold or commonhold property;

2.6.2

the proceeds of sale of its Secured Property and all licences to enter on or use any Secured Property;

2.6.3

the benefit of all other agreements, instruments and rights relating to its Secured Property;

2.6.4

all plant, machinery, vehicles, computers, office and other equipment, all furniture, furnishings, equipment and tools and any removals or replacement of them, (together Chattels) present and future and the benefit of all contracts, licences, warranties, maintenance contracts relating to them and any renewals and replacements of them;

2.6.5

the Subsidiary Shares together with all Related Rights;

2.6.6

the Investments together with all Related Rights;

2.6.7

all book and other debts due to the Acceding Obligor and their proceeds (both collected and uncollected) (together Debts) and all rights, guarantees, security or other collateral in respect of the Debts or any of them) and the benefit of any judgment or order to pay a sum of money and all rights to enforce the Debts (or any of them);

2.6.8

all monies from time to time standing to the credit of each account held by the Acceding Obligor with any bank, building society, financial institution or other person other than any Blocked Account (each an Account);

2.6.9

all its Intellectual Property;

2.6.10

all its goodwill and uncalled capital;

2.6.11

the benefit of all Authorisations held or utilised by it in connection with its business or the use of any of its assets and the right to recover and receive compensation payable in respect of any of them;

2.6.12

to the extent that any legal mortgage in clause 2.4 or any assignment in clause 2.5 is ineffective as a legal mortgage or an assignment (as applicable), the assets referred to in that clause.

2.7

Floating charge

The Acceding Obligor charges by way of first floating charge all its assets and undertaking wherever located both present and future other than any assets effectively charged by way of legal mortgage or fixed charge or assigned under clauses 2.4, 2.5 or 2.6.

2.8

Qualifying floating charge

This Deed contains a qualifying floating charge and clause 14 of Schedule B1 to the Insolvency Act 1986 applies to the floating charge created by or under this Deed.

3

CONSENT OF EXISTING CHARGING COMPANIES

The Chargors agree to the terms of this Deed and agree that its execution will in no way prejudice or affect any Security granted by any of them by or under the Debenture.

4

SECURITY POWER OF ATTORNEY

The Acceding Obligor, by way of security, irrevocably and severally appoints the Agent, each Receiver and any of their delegates or sub-delegates to be its attorney to take any action which the Acceding Obligor is obliged to take under this Deed or the Debenture.  The Acceding Obligor ratifies and confirms whatever any attorney does or prompts to do pursuant to its appointment under this clause 4.

5

NOTICES

The Acceding Obligor confirms that its address details for notices in relation to clause 0 of the Debenture are as follows:

Address:

♦

Facsimile:

♦

Attention:

♦

6

COUNTERPARTS

This Deed may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

7

GOVERNING LAW

Clause 33 of the Debenture shall be incorporated in this Deed as if set out here in full but so that references to the Debenture shall be construed as references to this Deed.

THIS DEED has been entered into as a deed on the date given at the beginning of this Deed.

Schedule 1

Original Chargors

Company name	Company number	Jurisdiction of Incorporation
BF IP SPV Ltd	06854770	England and Wales
BF SPV Ltd	06785584	England and Wales
BF Group Finance SPV Ltd	06854366	England and Wales
BF Holdings SPV Ltd	06827786	England and Wales
BF Finance SPV Ltd	06822249	England and Wales
Four Rivers BioFuels Ltd	06768259	England and Wales
Four Rivers BioEthanol Company Limited	05903837	England and Wales
Verta Energy Group Limited	07413730	England and Wales
Verta Energy Oils Limited	07413546	England and Wales
Verta Energy Generation Limited	07413526	England and Wales
Verta Energy Trading Limited	07413590	England and Wales
KY Investments Limited	07418167	England and Wales
BF Group Holdings Limited	6831250	England and Wales

Schedule 2

Properties

Schedule 3

Subsidiary Shares

Schedule 4

Relevant Agreements

SIGNATURES TO THE DEED OF ACCESSION

Company

Acceding Obligor

EXECUTED AS A DEED by ◆ LIMITED acting by two directors or by a director and its secretary:	) ) )
Signature of Director
Name of Director
Signature of Director/Secretary
Name of Director/Secretary

SCHEDULE 8

EXCESS INFRASTRUCTURE PLAN

PERIMETER FENCE
DO NOT SCALE
NORTH
EFFLUENT PIT
EFFLUENT MEASUREMENT
BUILDING
CAR PARK
OIL CRUSHING
OIL CRUSHING
ADMINISTRATION
AVENUE 'A'
GATEHOUSE
GAS METER BUILDING
CAR PARK
WORKSHOPS
TANKER LOADING LAY BY
SOLVENT STORAGE
SOLVENT RECOVERY DRG NO V1-544-001
NUTRALISATION
BIODIESEL
BUILDING
DRG. NO.
V1-344-001
DE-SKUD
OIL TANKS
RAW MATERIALS
STORAGE
DRG NO V1-144-001
GENERATION
GAS REGULATION PLANT
TITRATION
BUILDING
PERIMETER FENCE
5th STREET
CLEAN OIL STORAGE
DRG NO V1-144-002
4th STREET
3rd STREET
SUB-STATION No.3
2nd STREET
1st STREET
SUB-STATION No.1
ENGINEERS
COMPOUND
NITROGEN STORAGE
PERIMETER FENCE
SUB-STATION No.2
AVENUE 'B'
GEAR & HYDRAULIC OILS
WASTE OIL
GLYCEROL STORAGE
PERIMETER FENCE
STORES
COMPOUND

ISSUE	ISSUE	ISSUE	ISSUE	ISSUE	ISSUE	ISSUE	ISSUE
DRN / ENG	DRN / ENG	DRN / ENG	DRN / ENG	DRN / ENG	DRN / ENG	DRN / ENG	DRN / ENG
DATE / DATE	DATE / DATE	DATE / DATE	DATE / DATE	DATE / DATE	DATE / DATE	DATE / DATE	DATE / DATE

THIS DRAWING AND/OR SPECIFICATION IS THE SOLE PROPERTY AND COPYRIGHT OF FOUR RIVERS BIOFUELS LTD AND MAY NOT BE DISCLOSED TO ANY THIRD PARTY OR REPRODUCED IN WHOLE OR IN PART WITHOUT THE PRIOR WRITTEN CONSENT OF AN AUTHORISED REPRESENTATIVE OF FOUR RIVERS BIOFUELS LTD.NO EQUIPMENT MACHINERY OR PARTS TO WHICH THIS PLAN,DRAWING OR SPECIFICATION RELATES MAY BE MANUFACTURED TO THE ORDER OF ANY THIRD PARTY WITHOUT THE PRIOR WRITTEN CONSENT OF AN AUTHORISED REPRESENTATIVE OF FOUR RIVERS BIOFUELS LTD

TITLE	SCALE	DATE	DRAWN BY
SITE PLAN 4RIVERS BIO-DIESEL LTD CAMBOIS	1:1	14.03.07	AR
Four Rivers BioFuels Ltd	DRAWING No V1-932-001		ISSUE B

SIGNATURES TO THE DEBENTURE

Original Chargors

EXECUTED AS A DEED by BF GROUP HOLDINGS LIMITED acting by a director in the presence of:	) ) )	/s/ Martin Thorp Martin Thorp Director

/s/ Robert Galvin	Witness signature
Robert Galvin	Witness name
3rd Floor, 14 South Molton Street	Witness address
London W1K 5QP, UK

Financial consultant	Witness occupation

EXECUTED AS A DEED by BF IP SPV LIMITED acting by a director in the presence of:	) ) )	/s/ Martin Thorp Martin Thorp Director

/s/ Robert Galvin	Witness signature
Robert Galvin	Witness name
3rd Floor, 14 South Molton Street	Witness address
London W1K 5QP, UK

Financial consultant	Witness occupation

EXECUTED AS A DEED by BF SPV LIMITED acting by a director in the presence of:	) ) )	/s/ Martin Thorp Martin Thorp Director

/s/ Robert Galvin	Witness signature
Robert Galvin	Witness name
3rd Floor, 14 South Molton Street	Witness address
London W1K 5QP, UK

Financial consultant	Witness occupation

EXECUTED AS A DEED by BF GROUP FINANCE SPV LIMITED acting by a director in the presence of:	) ) )	/s/ Martin Thorp Martin Thorp Director

/s/ Robert Galvin	Witness signature
Robert Galvin	Witness name
3rd Floor, 14 South Molton Street	Witness address
London W1K 5QP, UK

Financial consultant	Witness occupation

EXECUTED AS A DEED by BF HOLDINGS SPV LIMITED acting by a director in the presence of:	) ) )	/s/ Martin Thorp Martin Thorp Director

/s/ Robert Galvin	Witness signature
Robert Galvin	Witness name
3rd Floor, 14 South Molton Street	Witness address
London W1K 5QP, UK

Financial consultant	Witness occupation

EXECUTED AS A DEED by BF FINANCE SPV LIMITED acting by a director in the presence of:	) ) )	/s/ Martin Thorp Martin Thorp Director

/s/ Robert Galvin	Witness signature
Robert Galvin	Witness name
3rd Floor, 14 South Molton Street	Witness address
London W1K 5QP, UK

Financial consultant	Witness occupation

EXECUTED AS A DEED by FOUR RIVERS BIOFUELS LIMITED acting by a director in the presence of:	) ) )	/s/ Martin Thorp Martin Thorp Director

/s/ Robert Galvin	Witness signature
Robert Galvin	Witness name
3rd Floor, 14 South Molton Street	Witness address
London W1K 5QP, UK

Financial consultant	Witness occupation

EXECUTED AS A DEED by FOUR RIVERS BIOETHANOL COMPANY LIMITED acting by a director in the presence of:	) ) ) )	/s/ Martin Thorp Martin Thorp Director

/s/ Robert Galvin	Witness signature
Robert Galvin	Witness name
3rd Floor, 14 South Molton Street	Witness address
London W1K 5QP, UK

Financial consultant	Witness occupation

EXECUTED AS A DEED by VERTA ENERGY GROUP LIMITED acting by a director in the presence of:	) ) )	/s/ Martin Thorp Martin Thorp Director

/s/ Robert Galvin	Witness signature
Robert Galvin	Witness name
3rd Floor, 14 South Molton Street	Witness address
London W1K 5QP, UK

Financial consultant	Witness occupation

EXECUTED AS A DEED by VERTA ENERGY OILS LIMITED acting by a director in the presence of:	) ) )	/s/ Martin Thorp Martin Thorp Director

/s/ Robert Galvin	Witness signature
Robert Galvin	Witness name
3rd Floor, 14 South Molton Street	Witness address
London W1K 5QP, UK

Financial consultant	Witness occupation

EXECUTED AS A DEED by VERTA ENERGY GENERATION LIMITED acting by a director in the presence of:	) ) )	/s/ Martin Thorp Martin Thorp Director

/s/ Robert Galvin	Witness signature
Robert Galvin	Witness name
3rd Floor, 14 South Molton Street	Witness address
London W1K 5QP, UK

Financial consultant	Witness occupation

EXECUTED AS A DEED by VERTA ENERGY TRADING LIMITED acting by a director in the presence of:	) ) )	/s/ Martin Thorp Martin Thorp Director

/s/ Robert Galvin	Witness signature
Robert Galvin	Witness name
3rd Floor, 14 South Molton Street	Witness address
London W1K 5QP, UK

Financial consultant	Witness occupation

EXECUTED AS A DEED by KY INVESTMENTS LIMITED acting by a director in the presence of:	) ) )	/s/ Martin Thorp Martin Thorp Director

/s/ Robert Galvin	Witness signature
Robert Galvin	Witness name
3rd Floor, 14 South Molton Street	Witness address
London W1K 5QP, UK

Financial consultant	Witness occupation

Agent

EXECUTED AS A DEED by Daniel Saks as duly authorised attorney for and on behalf of GCP VIII LLC in the presence of:	) ) )	/s/ Daniel Saks

/s/ Ethan Benovitz	Witness signature
Ethan Benovitz	Witness name
194 Overlook Rd.	Witness address
New Rochelle, NY 10804

Asset Manager	Witness occupation